    As filed with the Securities and Exchange Commission on February 18, 1998


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                       AMENDMENT TO APPLICATION OF REPORT



  FILED PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) DECEMBER 17, 1997



                       EOP OPERATING LIMITED PARTNERSHIP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)






      DELAWARE                            1-13625                 36-4156801
(STATE OR OTHER JURISDICTION OF         (COMMISSION           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)         FILE NUMBER)         IDENTIFICATION NO.)



TWO NORTH RIVERSIDE PLAZA, SUITE 2200
         CHICAGO, ILLINOIS                               60606
 (ADDRESS OR PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


       Registrant's telephone number, including area code: (312) 466-3300

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                AMENDMENT NO. 1

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report of Form 8-K dated December 17, 1997 as set forth in the pages attached hereto:

Filing of amended information under Item 7 (a) and (b):
     Item 7 (a):  Financial statements of Beacon Properties, L.P. as of and for the nine month period ended September 30, 1997 and as of and for the years ended December 31, 1996 and 1995, respectively.
     Item 7 (b):  Pro forma financial information as of and for the nine month period ended September 30, 1997 and for the year ended December 31, 1996

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EOP OPERATING LIMITED PARTNERSHIP



Date:  February 18, 1998               By: /s/  Richard D. Kincaid
       -----------------                        --------------------------------
                                                Richard D. Kincaid
                                                Executive Vice President, Chief
                                                Financial Officer

                               TABLE OF CONTENTS

                                                                                                      Page
Item 7 (a):                                                                                      --------------
     Financial statements of Beacon Properties, L.P. as of and for the nine month period ended
       September 30, 1997                                                                              4
     Financial statements of Beacon Properties, L.P. as of and for the years ended December 31,
       1996 and 1995                                                                                  13

Item 7 (b):
     Pro forma financial information as of and for the nine month period ended September 30,
       1997 and for the year ended December 31, 1996 for EOP Operating Limited Partnership            42

     Pro forma financial information as of and for the nine month period ended September 30,
       1997 and for the years ended December 31, 1996 and 1995 for Beacon Properties, L.P.            58





ITEM 7 (a):    FINANCIAL STATEMENTS OF BEACON PROPERTIES, L.P. AS OF AND FOR THE
               NINE MONTH PERIOD ENDED SEPTEMBER 30, 1997

                            BEACON PROPERTIES, L.P.

                          CONSOLIDATED BALANCE SHEETS




                                                                       September 30,        December 31,
                                                                           1997                1996
                                                                       ------------         ------------
                                                                        (Unaudited)
                                                                                (in thousands)
                   ASSETS
Real Estate:
  Land                                                                 $    331,529         $    213,858
  Buildings, improvements and equipment                                   2,039,230            1,477,672
                                                                       ------------         ------------
                                                                          2,370,759            1,691,530
  Less accumulated depreciation                                             140,044               97,535
                                                                       ------------         ------------
                                                                          2,230,715            1,593,995

Deferred financing and leasing costs, net of accumulated
  amortization of $19,982 and $16,334                                        19,179               17,287
Cash and cash equivalents                                                    33,401               35,896
Restricted cash                                                               3,208                2,599
Accounts receivable                                                          13,691               11,596
Accrued rent                                                                 26,959               13,065
Prepaid expenses and other assets                                             8,133                  808
Mortgage and notes receivable                                                85,196               51,491
Investments in and advance to joint ventures and corporations                50,472               52,176
                                                                       ------------         ------------
    Total assets                                                       $  2,470,954         $  1,778,913
                                                                       ============         ============

               LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Mortgage notes payable                                               $    586,925         $    452,212
  Note payable, Credit Facility                                             249,000              153,000
  Accounts payable, accrued expenses and other liabilities                   50,743               41,336
  Investment in joint venture                                                24,052               24,735
                                                                       ------------         ------------
    Total liabilities                                                       910,720              671,283
                                                                       ------------         ------------

Commitments and contingencies                                                    --                  ---
Limited partners' capital interest, 7,343,451 and 6,273,928
units outstanding, at redemption value                                      336,422              229,783
                                                                       ------------         ------------

Partner's capital:
Operating Partnership units issued and outstanding 63,656,517 and 48,116,480:
  General partner - outstanding 630,000 and 543,904                          12,318               10,530
  Limited partner - outstanding 55,026,517 and 47,572,576                 1,017,516              867,317
  Series A Preferred partner - outstanding 8,000,000 and -0-                193,978                  ---
                                                                       ------------         ------------
    Total partner's capital                                               1,223,812              877,847
                                                                       ------------         ------------
    Total liabilities and partner's capital                            $  2,470,954         $  1,778,913
                                                                       ============         ============

The accompanying notes are an integral part of these consolidated financial statements.

                            BEACON PROPERTIES, L.P.

                     CONSOLIDATED STATEMENTS OF OPERATIONS




                                                         Three Months Ended                   Nine Months Ended
                                                            September 30,                        September 30,
                                                  ---------------------------------    ---------------------------------
                                                       1997                1996             1997                1996
                                                  -------------       -------------    -------------       -------------
                                                        (Unaudited and in thousands, except per unit amounts and
                                                                           units outstanding)
Revenues:
  Rental income                                   $      83,857       $      37,257    $     218,544       $      97,308
  Management fees                                           866                 731            2,445               2,248
  Recoveries from tenants                                11,779               4,219           29,376              11,001
  Mortgage interest income                                2,561               1,402            5,320               3,567
  Other income                                            4,227               2,977           10,350               7,567
                                                  -------------       -------------    -------------       -------------
                                                        103,290              46,586          266,035             121,691
                                                  -------------       -------------    -------------       -------------
Expenses:
  Property expenses                                      19,853               9,837           51,169              24,607
  Real estate taxes                                      10,480               4,660           27,960              12,491
  General and administrative                             10,238               4,547           27,920              11,828
  Mortgage interest expense                              13,650               7,077           36,313              20,739
  Interest - amortization of financing costs                395                 434            1,131               1,618
  Depreciation and amortization                          18,940               8,387           50,756              21,726
                                                  -------------       -------------    -------------       -------------
                                                         73,556              34,942          195,249              93,009
                                                  -------------       -------------    -------------       -------------

Income from operations                                   29,734              11,644           70,786              28,682
Equity in net income of joint ventures and
  corporations                                            1,668               1,271            4,940               3,836
                                                  -------------       -------------    -------------       -------------
Income from continuing operations                        31,402              12,915           75,726              32,518
Discontinued operations - Construction Company
  Loss from operations                                     (790)               (841)          (2,263)             (1,911)
Gain on sale of property                                   ----                ----           16,736                ----
                                                  -------------       -------------    -------------       -------------
Income before extraordinary items                        30,612              12,074           90,199              30,607
Extraordinary items                                        ----                ----           (2,635)             (3,876)
                                                  -------------       -------------    -------------       -------------
Net income                                        $      30,612       $      12,074    $      87,564       $      26,731
                                                  =============       =============    =============       =============

Net income per unit before extraordinary          $        0.42       $        0.34    $        1.42       $        0.99
  items and after allocation of income to
  Series A preferred unit holders
  Extraordinary items                                      ----                ----            (0.04)              (0.13)
                                                  -------------       -------------    -------------       -------------
Net income per unit                               $        0.42       $        0.34    $        1.38       $        0.86
                                                  =============       =============    =============       =============
Weighted average units outstanding                   62,811,982          35,075,909       59,443,531          30,955,399
                                                  =============       =============    =============       =============



The accompanying notes are an integral part of these consolidated financial statements.

                            BEACON PROPERTIES, L.P.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                                 Nine Months Ended September 30,
                                                                          -------------------------------------------
                                                                              1997                           1996
                                                                          ------------                   ------------
Cash flows from operating activities:                                              (Unaudited and in thousands)
Net income                                                                $     87,564                   $     26,731
                                                                          ------------                   ------------
Adjustments to reconcile net income
 to net cash provided by operating activities:
  Increase in accrued rent                                                     (13,894)                        (4,144)
  Depreciation, amortization and amortization of financing costs                51,889                         23,344
  Equity in net income of joint ventures and corporations                       (2,676)                        (1,925)
  Gain on sale of property                                                     (16,736)                           ---
  Extraordinary items                                                            2,635                          3,876
  Increase in accounts receivable                                               (2,095)                        (1,780)
  Increase in prepaid expenses and other assets                                 (1,519)                          (407)
  Increase in accounts payable and accrued expenses                             14,120                         13,923
                                                                          ------------                   ------------
Total adjustments                                                               31,724                         32,887
                                                                          ------------                   ------------
Net cash provided by operating activities                                      119,288                         59,618
                                                                          ------------                   ------------
Cash flows from investing activities:
  Property additions                                                          (574,487)                      (501,765)
  Proceeds from sale of property                                                72,500                            ---
  Payment of deferred leasing costs                                             (7,464)                        (4,184)
  Increase in prepaid expenses and other assets                                 (5,806)                        (4,000)
  Notes receivable from affiliates                                             (33,689)                           ---
  Purchase of mortgage notes receivable                                            (16)                       (16,712)
  Capital distributions from joint ventures                                      3,662                          4,525
  (Decrease) increase in restricted cash                                          (609)                           360
                                                                          ------------                   ------------
  Net cash used by investing activities                                       (545,909)                      (521,776)
                                                                          ------------                   ------------
Cash flows from financing activities:
  Capital contributions                                                        419,766                        316,543
  Payment of deferred financing costs                                           (1,606)                        (9,267)
  Borrowings on Credit Facility                                                468,000                        140,000
  Payments on Credit Facility                                                 (372,000)                      (252,500)
  Borrowings on mortgage notes                                                     ---                        593,000
  Payments on mortgage notes                                                    (1,287)                      (278,500)
  Decrease in prepaid expenses and other assets                                    ---                          1,728
  Distributions                                                                (88,747)                       (40,566)
                                                                          ------------                   ------------
Net cash provided by financing activities                                      424,126                        470,438
                                                                          ------------                   ------------
Net (decrease) increase in cash and cash equivalents                            (2,495)                         8,280
Cash and cash equivalents, beginning of period                                  35,896                          4,481
                                                                          ------------                   ------------
Cash and cash equivalents, end of period                                  $     33,401                   $     12,761
                                                                          ============                   ============
Supplemental disclosures:
Cash paid during the period of interest                                   $     35,212                   $     18,998
                                                                          ============                   ============
Non cash activities:
Increase in minority interest as a result of acquisition of properties    $     33,417                   $     35,229
                                                                          ============                   ============
Liabilities assumed in connection with contributions and acquisitions
of properties                                                             $    136,000                   $     55,229
                                                                          ============                   ============


The accompanying notes are an integral part of these consolidated financial statements.

                            BEACON PROPERTIES, L.P.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                    ________

1.  Organization and Basis of Presentation:

    Organization

    Beacon Properties, L.P. (the "Operating Partnership") was organized as a Delaware limited partnership in April 1994 and commenced operations effective on May 26, 1994. Simultaneously with the closing of the Initial Public Offering (the "IPO") of Beacon Properties Corporation (the "Company"), which is the sole general partner and a limited partner of the Operating Partnership, contributed its interest in two properties and approximately $173.4 million, the net proceeds of the IPO, to the Operating Partnership in exchange for partnership interests ("Units"). The Operating Partnership was formed to continue and expand the commercial real estate business of The Beacon Group (the "Predecessor").

    The Operating Partnership specializes in property ownership, management, leasing, design and development and currently owns or has an interest in 123 properties totaling approximately 20.7 million square feet (the "Properties").

    Basis of Presentation

    The financial statements of the Operating Partnership are consolidated and include all the accounts of the Operating Partnership and its subsidiaries. All significant intercompany balances and transactions have been eliminated.

    The accompanying financial statements are unaudited; however, they have been prepared in accordance with generally accepted accounting principles for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included. The results for the nine months ended September 30, 1997 are not necessarily indicative of the results to be obtained for the full fiscal year. These financial statements should be read in conjunction with the December 31, 1996 audited financial statements and notes thereto of the Operating Partnership, included in its annual report on Form 10 (as amended by Form 10/A-1, Form 10/A-2, and Form 10/A-3) for the fiscal year ended December 31, 1996. Certain reclassifications have been made to previously reported amounts to conform with current reporting.

                            BEACON PROPERTIES, L.P.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                    ________

2.  Equity Investments in Real Estate:

    The Operating Partnership reports its share of income and losses based on its ownership interest in the respective equity investments. Losses in excess of investments are not recorded where the Operating Partnership has not guaranteed or does not intend to provide any future financial support. The following summarized information has been presented for the property joint ventures and property corporation for which the Operating Partnership has recorded its share of the earnings for the nine months ended September 30, 1997.



                                                  ONE POST            POLK &           75-101
                                                OFFICE SQUARE         TAYLOR       FEDERAL STREET
                                               ----------------      ---------    -----------------
                                                                   (in thousands)
Balance sheets at September 30, 1997
Real estate, net                               $         40,433      $  89,166    $         156,033
Cash                                                      2,026            552                7,565
Other assets                                             10,495          2,497                2,978
                                               ----------------      ---------    -----------------
                                               $         52,954      $  92,215    $         166,576
                                               ================      =========    =================
Mortgage notes payable                         $         91,821      $     ---    $          90,000
Other liabilities                                         1,484            354                2,362
Equity (deficiency)                                     (40,351)        91,861               74,214
                                               ----------------      ---------    -----------------
                                               $         52,954      $  92,215    $         166,576
                                               ================      =========    =================
Summary of operations for the nine months
ended September 30, 1997
  Revenues                                     $         17,857      $  17,348    $          21,383
  Other income                                              364            591                1,062
                                               ----------------      ---------    -----------------
    Total revenues                                       18,221         17,939               22,445
                                               ----------------      ---------    -----------------
  Operating expenses                                      7,302          4,700                9,333
  Mortgage interest expense                               5,086            ---                5,189
  Depreciation and amortization                           2,691          2,573                3,630
                                               ----------------      ---------    -----------------
    Total expenses                                       15,079          7,273               18,152
                                               ----------------      ---------    -----------------
      Net income                               $          3,142      $  10,666    $           4,293
                                               ================      =========    =================

Share of properties:
Depreciation and amortization                  $            999      $     257    $           1,829
Interest -  amortization of financing costs                 629            ---                   44


                            BEACON PROPERTIES, L.P.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                    _______

3.  Mortgage Notes Payable:
    On April 30, 1997, in connection with the acquisition of Centerpointe I and II located in Fairfax County, Virginia, the Operating Partnership assumed $30 million of mortgage debt secured by the properties. The mortgage has a remaining term of 3.9 years, bears interest at 7.32% and requires monthly installments of interest only until December 1, 1999, and principal and interest during the remaining term based on a 25-year amortization schedule.

    On May 23, 1997, in connection with the acquisition of Westbrook Corporate Center located in suburban Chicago, the Operating Partnership assumed approximately $82 million of million of mortgage debt and borrowed $24 million of additional mortgage debt secured by the properties. The mortgage has a term of ten years, bears interest at 8.00% and requires monthly installments of principal and interest based on a 26-year amortization schedule.

4.  Note Payable, Credit Facility:
    On April 8, 1997, the Operating Partnership replaced its $300 million secured floating-rate credit facility (the "Credit Facility") with an unsecured facility and decreased the interest rate on the Credit Facility from the Eurodollar rate plus 175 basis points (1.75%) to the Eurodollar rate plus 120 basis points (1.20%). Additionally, on April 30, 1997, the maximum loan amount available under the Credit Facility was increased to $350 million.

    On August 8, 1997, the Operating Partnership amended the Credit Facility to provide for a competitive bid option and a decrease in the interest rate on the Credit Facility from the Eurodollar rate plus 120 basis points (1.20%) to the Eurodollar rate plus 90 basis points (.90%).

    As a result of the new unsecured Credit Facility, the Operating Partnership recorded an extraordinary item of $2.6 million in connection with the write-off of fees and costs to acquire the prior secured Credit Facility.

5.  Commitments and Contingencies:
    In connection with the acquisition of the Westbrook Corporate Center, the Operating Partnership has agreed to maintain non-recourse financing assumed from the sellers for a 10 year period and not to sell or otherwise transfer any portion of the property prior to the tenth anniversary of the closing date. If the Operating Partnership should choose not to maintain the non-recourse provisions of the existing or new debt, or should choose to sell the property, within the 10 year period it shall be required to make payments to the sellers.

                            BEACON PROPERTIES, L.P.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                    _______

6.  Environmental issue:
    Site assessments at 175 Wyman Street have identified the presence of trichloroethylene and tetrachloroethylene in the groundwater (the "Existing Groundwater Condition"). The chemicals in the groundwater are believed to be associated with former manufacturing use of the Property. Prior to the acquisition of the Property by the Operating Partnership, the former owner of the Property, Hewlett-Packard Company, reported the Existing Groundwater Condition to the Massachusetts Department of Environmental Protection (the "DEP"). Hewlett-Packard Company sought and obtained approval from DEP of an Immediate Response Action which involves installation of a system to extract and treat contaminated groundwater (the "System"). According to its submissions to DEP, Hewlett-Packard Company is in the process of installing the System. In its purchase and sale agreement with the Operating Partnership, Hewlett-Packard Company agreed to indemnify the Operating Partnership against costs of remediating the Existing Groundwater Condition and claims by off-site parties for property damage, personal injury, and natural resource damages related to the Existing Groundwater Condition (the "Indemnity"). Any claim under the Indemnity is subject to the risk that the indemnifying party will lack sufficient assets to satisfy the claim. Moreover, any claim under the Indemnity may be subject to substantial defenses, including but not limited to the defense that the claim was exacerbated by the Operating Partnership's development or redevelopment of the Property, as to which matters the Operating Partnership has indemnified Hewlett-Packard Company. However, the Operating Partnership does not believe that any such liability would have a material adverse effect on its financial condition, results of operations and liquidity.

7.  Pro Forma Results (unaudited):

    The following unaudited pro forma operating results for the Operating Partnership have been prepared as if the 1996 and 1997 stock offerings and the 1996 and 1997 property acquisitions and dispositions had occurred on January 1, 1996. Unaudited pro forma financial information is presented for informational purposes only and may not be indicative of what the actual results of operations of the Operating Partnership would have been had the events occurred as of January 1, 1996, nor does it purport to represent the results of operations for future periods.


    Nine Months ended September 30, 1997 and 1996      1997      1996
    ---------------------------------------------      ----      ----

    Revenue                                        $298,085  $274,809

    Income before extraordinary item                 62,639    56,239

    Net income per unit
    before extraordinary item and gain on sale     $   1.13  $   1.01

                            BEACON PROPERTIES, L.P.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                    _______

8.  Agreement and Plan of Merger:

    On September 15, 1997, Equity Office Properties Trust ("EOP"), EOP Operating Limited Partnership, a Delaware limited partnership of which EOP is the managing general partner ("EOP Partnership") and the Company and the Operating Partnership entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides for a merger of the Company with and into EOP (the "Merger") and a merger of the Operating Partnership with and into EOP Partnership or a limited liability EOP or limited partnership wholly owned directly or indirectly by EOP Partnership (the "Partnership Merger" and, together with the Merger, the "Mergers").

    At the effective time of the Mergers, (1) each outstanding share of common stock, $0.01 par value per share, of the Company ("Company Common Shares") will be converted into 1.4063 common shares of beneficial interest, $0.01 par value per share, of EOP ("EOP Common Shares"), with cash in lieu of the issuance of any fractional interests, (ii) each share of 8.98% Series A Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, of the Company ("Company Preferred Shares") will be converted into a 8.98% Series A Cumulative Redeemable Preferred Share, liquidation preference $25.00 per share, of EOP ("EOP Preferred Shares"), and (iii) each common partnership unit of the Operating Partnership (a "Operating Partnership Unit") will be converted into 1.4063 Class A Units of EOP Partnership ("EOP OP Units").

    The Mergers are subject to customary closing conditions, including the approval of the Merger by the shareholders of EOP and the Company and the approval of the Partnership Merger, to the extent necessary, by the partners of EOP Partnership and the Operating Partnership. The Company may terminate the Merger Agreement if the average of the closing prices of EOP Common Shares on the New York Stock Exchange for all trading days during the period of twenty (20) consecutive trading days ending on the seventh
    (7th) trading day prior to the date of the special meeting of the shareholders of the Company called to vote upon the Merger is less than $27.39. Subject to certain conditions and limitations, either party may terminate the Merger Agreement if the Merger has not occurred by April 15, 1998.

9.  Subsequent Events:

    On October 1, 1997, the Operating Partnership signed an additional $200 million term loan agreement with BankBoston which matures in April 1998.

    On October 1, 1997, the Operating Partnership acquired the Civic Opera Building located in Chicago, Illinois for aggregate consideration of approximately $59.6 million, consisting of assumption of $31.8 million of mortgage debt, approximately $21.1 million in cash and the issuance of $6.7 million of units of limited partnership interest in the Operating Partnership ("Units").

    On October 8, 1997, the Operating Partnership acquired 200 West Adams located in Chicago, Illinois for aggregate consideration of approximately $72.2 million.

    On October 20, 1997, the Operating Partnership acquired Lakeside located in Atlanta, Georgia for aggregate consideration of approximately $38.0 million.

    On October 30, 1997, the Operating Partnership declared a quarterly distribution of $31.5 million payable on November 21, 1997 to partners of record on November 7, 1997.

ITEM 7 (a):    FINANCIAL STATEMENTS OF BEACON PROPERTIES, L.P. AS OF AND FOR THE
               YEARS ENDED DECEMBER 31, 1996 AND 1995.

                      REPORT OF INDEPENDENT ACCOUNTANTS


To the Partners of
Beacon Properties, L.P.:



We have audited the consolidated balance sheets of Beacon Properties, L.P. as of December 31, 1996 and 1995, and the related consolidated statements of operations, partners' capital and cash flows for the years ended December 31, 1996 and 1995 and the period May 26, 1994 to December 31, 1994. We have also audited the combined statement of operations, owners' equity and cash flows of the Predecessor, more fully described in Note 1, for the period January 1, 1994 to May 25, 1994. These consolidated financial statements are the responsibility of the Operating Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Beacon Properties, L.P. as of December 31, 1996 and 1995 and the consolidated results of its operations and its cash flows for the years ended December 31, 1996 and 1995 and the period May 26, 1994 to December 31, 1994, and the combined results of operations and cash flows of the Predecessor for the period January 1, 1994 to May 25, 1994 in conformity with generally accepted accounting principles.




                                     /s/ Coopers & Lybrand L.L.P.



Boston, Massachusetts
January 21, 1997

                           BEACON PROPERTIES, L.P.

                         CONSOLIDATED BALANCE SHEETS

                           (dollars in thousands)


                                                               December 31,
                                                       --------------------------
ASSETS                                                      1996          1995
------                                                      ----          ----
Real estate:
     Land                                               $   213,858    $   43,077
     Buildings, improvements and equipment                1,477,672       428,065
                                                        -----------    ----------
                                                          1,691,530       471,142
     Less accumulated depreciation                           97,535        66,571
                                                        -----------    ----------
                                                          1,593,995       404,571

Deferred financing and leasing costs, net of
  accumulated amortization of $16,334 and $14,487            17,287         9,438
Cash and cash equivalents                                    35,896         4,481
Restricted cash                                               2,599         2,764
Accounts receivable                                          11,596         6,111
Accrued rent                                                 13,065         6,493
Prepaid expenses and other assets                               808         8,060
Mortgage notes receivable                                    51,491        34,778
Investments in and advance to joint ventures
  and corporations                                           52,176        58,027
                                                        -----------    ----------
       Total assets                                     $ 1,778,913    $  534,723
                                                        ===========    ==========

LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
     Mortgage notes payable                                 452,212        70,536
     Note payable, Credit Facility                          153,000       130,500
     Accounts payable, accrued expenses and
      other liabilities                                      41,336        14,018
     Investment in joint venture                             24,735        23,955
                                                        -----------    ----------
       Total liabilities                                    671,283       239,009



Commitments and contingencies                                      --            --

Limited partners' capital interest,
     6,273,928 and 3,788,549 units
     outstanding, at redemption value                         229,783        87,137
                                                          -----------    ----------

Partners' capital:
     Operating units issued and outstanding,
       48,116,480 and 20,215,822
      General partner - outstanding
       543,904 and 240,044                                     10,530         2,926
      Limited partner - outstanding
       47,572,576 and 19,975,788                              867,317       205,651
                                                          -----------    ----------
     Total partners' capital                                  877,847       208,577
                                                          -----------    ----------
     Total liabilities and partners' capital              $ 1,778,913    $  534,723
                                                          ===========    ==========





     The accompanying notes are an integral part of the consolidated financial statements.

                           BEACON PROPERTIES, L.P.

                    CONSOLIDATED STATEMENTS OF OPERATIONS

               (dollars in thousands, except per unit amounts)


                                                                           Predecessor
                                                                           -----------
                                                                               For the Period
                                                       For the       For the     May 26, 1994    For the Period
                                                     Year Ended     Year Ended        to         January 1, 1994
                                                     December 31,   December 31,  December 31,       to
                                                        1996          1995           1994        May 25, 1994
                                                     -----------  -----------   -----------       ---------
Revenues:
     Rental income                                   $  147,825   $    69,781   $    23,702       $   5,776
     Management fees                                      3,005         2,203            --           1,521
     Recoveries from tenants                             16,719         9,524         4,395           1,040
     Mortgage interest income                             4,970         2,546            --              --
     Other income                                        11,249         5,985         2,671             675
                                                     -----------  -----------   -----------       ---------
                                                        183,768        90,039        30,768           9,012
                                                     -----------  -----------   -----------       ---------
Expenses:
     Property expenses                                    37,210       17,698         6,497           2,086
     Real estate taxes                                    18,124        9,950         3,015             595
     General and administrative                           19,218        9,444         2,943           1,399
     Mortgage interest expense                            30,300       15,220         4,970           2,798
     Interest - amortization of financing costs            2,084        1,370           617             373
     Depreciation and amortization                        33,170       17,233         6,727           2,385
                                                     -----------  -----------   -----------       ---------
                                                         140,106       70,915        24,769           9,636
                                                     -----------  -----------   -----------       ---------

Income (loss) from operations                             43,662       19,124         5,999            (624)

Equity in net income of joint ventures
     and corporations                                      4,899        3,103           858             198
                                                     -----------  -----------   -----------       ---------
Income (loss) from continuing operations
     before minority interest                             48,561       22,227         6,857            (426)

Minority interest in partnerships and
     corporations                                            (15)         (36)           (8)            931
                                                     -----------  -----------   -----------       ---------
Income from continuing operations                         48,546       22,191         6,849             505

Discontinued operations - construction company:
     Income (loss) from operations                        (2,609)         (12)          477             102


     Loss on sale                                           (249)          --            --              --
                                                     -----------  -----------   -----------       ---------

Income before extraordinary items                         45,688       22,179         7,326             607

Extraordinary items                                       (3,876)          --            --           8,898
                                                     -----------  -----------   -----------       ---------

Net income                                           $    41,812  $    22,179   $     7,326       $   9,505
                                                     ===========  ===========   ===========       =========

Income before extraordinary items per unit           $      1.32  $      1.09   $      0.48
                                                     ===========  ===========   ===========
Extraordinary items per unit                         $     (0.11)          --            --
                                                     ===========  ===========   ===========
Net income per unit                                  $      1.21  $      1.09   $      0.48
                                                     ===========  ===========   ===========
Weighted average units outstanding                    34,446,907   20,323,327    15,270,899
                                                     ===========  ===========   ===========


     The accompanying notes are an integral part of the consolidated financial statements.

                           BEACON PROPERTIES, L.P.

                 CONSOLIDATED STATEMENTS OF PARTNERS' CAPITAL

             for the Period January 1, 1994 to December 31, 1996
               (dollars in thousands, except per unit amounts)

                                                                                                                Limited
                                                                    General       Limited        Total          Partners'
                                                                   Partner's     Partner's      Partner's       Capital
                                                                    Capital       Capital        Capital        Interest
                                                                 --------------------------------------------------------
Owner's equity (Predecessor), at January 1, 1994                                                                 $(57,954)
Contributions and other, net of distributions from
  January 1, 1994 to May 25, 1994                                                                                   1,083
Net Income  from January 1, 1994 through May 25, 1994                                                               9,505
                                                                 --------------------------------------------------------
Balance, at May 25, 1994                                                                                          (47,366)
Capital contributions, net, May 26-December 31, 1994             $ 2,373         $182,884       $185,257            9,200
Net income, May 26-December 31, 1994                                  73            5,582          5,655            1,671
Distributions, May 26-December 31, 1994 ($0.96 per unit)            (147)         (11,197)       (11,344)          (3,382)
Adjustment to reflect limited partners' equity interest
  at redemption value                                             (1,123)        (111,128)      (112,251)         112,251
                                                                 --------------------------------------------------------

Partners' capital, at December 31, 1994                            1,176           66,141         67,317           72,374
Capital contributions, net -1995                                   1,940          157,781        159,721              307
Net income-1995                                                      222           17,838         18,060            4,119
Distributions-1995 ($1.24 per unit )                                (262)         (21,216)       (21,478)          (4,706)
Adjustment to reflect limited partners' equity interest
  at redemption value                                               (150)         (14,893)       (15,043)          15,043
                                                                 --------------------------------------------------------
Partners' capital, at December 31, 1995                            2,926          205,651        208,577           87,137
Capital contributions, net -1996                                   8,466          744,792        753,258           75,143
Net income-1996                                                      418           35,914         36,332            5,480
Distributions-1996 ($1.765 per unit )                               (583)         (50,083)       (50,666)          (7,631)
Adjustment to reflect limited partners' equity interest
  at redemption value                                               (697)         (68,957)       (69,654)          69,654
                                                                 --------------------------------------------------------
Partners' capital, at December 31, 1996                          $10,530         $867,317       $877,847         $229,783
                                                                 ========================================================


     The accompanying notes are an integral part of the consolidated financial statements.

                           BEACON PROPERTIES, L.P.

                    CONSOLIDATED STATEMENTS OF CASH FLOWS

                            (dollars in thousands)

                                                                                      Predecessor
                                                                                      -----------
                                                                                     For the Period
                                                            For the       For the     May 26, 1994    For the Period
                                                          Year Ended     Year Ended        to         January 1, 1994
                                                          December 31,   December 31,  December 31,       to
                                                              1996          1995           1994        May 25, 1994
                                                           -----------   -----------    -----------     -----------
Cash flows from operating activities:
     Net income                                             $   41,812    $   22,179      $   7,326       $   9,505
                                                           -----------   -----------    -----------     -----------
     Adjustments to reconcile net income to net cash
      provided by operating activities:
       Increase in accrued rent                                 (6,572)       (3,741)          (915)         (1,181)
       Depreciation, amortization and interest-amortization
        of financing costs                                      35,254        18,603          7,344           2,848
       Equity in net income of joint ventures and corporations  (2,026)       (3,055)        (1,327)           (201)
       Loss from minority interest in combined partnerships         --            --             --          (1,519)
       Extraordinary items                                       3,876            --             --          (8,898)
       Deferred interest                                            --            --             --             367
       Increase in accounts receivable                          (5,485)       (1,746)        (3,075)           (376)
       Decrease (increase) in prepaid expenses and other assets    (48)          (58)         2,541          (1,940)
       Increase (decrease) in accounts payable, accrued expenses
         and other liabilities                                  25,421           781           (739)          1,636
                                                           -----------   -----------    -----------     -----------
           Total adjustments                                    50,420        10,784          3,829          (9,264)
           Net cash provided by operating activities            92,232        32,963         11,155             241
                                                           -----------   -----------    -----------     -----------

Cash flows from investing activities:
     Property additions                                     (1,088,775)      (67,610)      (190,015)           (978)
     Loans receivable - affiliate                                   --            --        (14,594)             --
     Payment of deferred leasing costs                          (6,157)       (2,646)        (1,010)           (124)
     Decrease (increase) in prepaid expenses and other assets    5,000        (5,000)            --              --
     Purchase of minority interests                                 --            --        (11,688)             --
     Investments in joint ventures                                  --            --        (15,802)             --
     Capital distributions from joint ventures                   8,610         3,518          2,508              --
     Investments in and advance to corporations                     --       (41,471)        (5,800)             --
     Cash from contributed assets                                   --            --          6,978              --
     Restricted cash from contributed assets                        --            --            420              --
     Purchase of mortgage notes receivable                     (16,713)      (34,778)            --              --
     Decrease (increase) in restricted cash                        165         2,063         (4,827)             --
                                                           -----------   -----------    -----------     -----------
           Net cash used by investing activities            (1,097,870)     (145,924)      (233,830)         (1,102)
                                                           -----------   -----------    -----------     -----------


     The accompanying notes are an integral part of the consolidated financial statements.

                           BEACON PROPERTIES, L.P.

                            (dollars in thousands)

                                                                                   Predecessor
                                                           --------------------------------------------------------
                                                                                     For the Period
                                                            For the       For the     May 26, 1994    For the Period
                                                          Year Ended     Year Ended        to         January 1, 1994
                                                          December 31,   December 31,  December 31,       to
                                                              1996          1995           1994        May 25, 1994
                                                           -----------   -----------    -----------     -----------
    Cash flows from financing activities:
     Capital contributions                                  $  754,175    $  160,028     $  173,452      $      412
     Borrowings on Credit Facility                             468,000       124,700        130,300              --
     Borrowings on mortgage notes                              608,000            --             --             874
     Payments on Credit Facility                              (445,500)     (124,500)            --              --
     Repayments on mortgage notes                             (281,814)      (20,400)       (49,677)           (460)
     Advances (repayments) of amounts due to affiliates             --            --         (5,355)          2,800
     Payment of deferred financing costs                        (9,811)       (2,457)        (2,764)            (13)
     Decrease (increase) in prepaid expenses and other assets    2,300        (2,300)            --              --
     Distributions                                             (58,297)      (32,435)        (8,475)         (4,329)
                                                           -----------   -----------    -----------     -----------

       Net cash  provided by (used by) financing activities  1,037,053       102,636        237,481            (716)
                                                           -----------   -----------    -----------     -----------

    Net increase (decrease) in cash and cash equivalents        31,415       (10,325)        14,806          (1,577)
    Cash and cash equivalents, beginning of period               4,481        14,806             --           6,150
    Cash and cash equivalents, end of period                $   35,896    $    4,481     $   14,806      $    4,573
                                                           ===========   ===========    ===========     ===========
    Supplemental disclosures:
     Cash paid during the period for interest
     (net of capitalized interest)                          $   28,777    $   14,738     $    5,278      $    2,811
                                                           ===========   ===========    ===========     ===========
    Noncash activities:
     Acquisition of interests in properties                         --            --     $   22,721
                                                           ===========   ===========    ===========
     Increase in partners' capital as a result of
      acquisition of interests in properties                $   74,226            --     $    9,200
                                                           ===========   ===========    ===========
     Liabilities assumed in connection with contributions
      and acquisition of properties                         $   55,529    $      861     $   93,518
                                                           ===========   ===========    ===========
     Distributions payable to unit holders                          --            --     $    6,251
                                                           ===========   ===========    ===========
     Receivable from equity investment                      $      769    $    1,040
                                                           ===========   ===========


     The accompanying notes are an integral part of the consolidated financial statements.

                           BEACON PROPERTIES, L.P.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            (dollars in thousands)


1.   Organization, Offerings and Acquisitions:

     Beacon Properties, L.P. (the "Operating Partnership") was organized as a Delaware limited partnership in April 1994 and commenced operations effective on May 26, 1994. The Operating Partnership was formed to continue and expand the commercial real estate development, construction, acquisition, leasing, design and management business of The Beacon Group (the "Predecessor").

     Simultaneously with the closing of the initial public offering (the "IPO") of Beacon Properties Corporation (the "Company"), which is the sole general partner and a limited partner of the Operating Partnership, the Company contributed its interests in two properties and approximately $173.4 million, the net proceeds of the IPO, to the Operating Partnership in exchange for partnership interests ("Units").

     The following schedule summarizes the Operating Partnership's interest in the properties as a result of the initial and subsequent capital contributions of the Company, and the related acquisition of properties and partnership interests. All properties have been consolidated unless otherwise indicated in the notes:


                                                                   Rentable     Ownership   Accounting
                                                        Date       Area In      Interest at   Method
                                                      Acquired    Square Feet    12/31/96     Notes
                                                      --------    -----------    --------     -----
Properties:
Wellesley Office Park - Buildings 1-8, Wellesley, MA    (A)           622,862      100%        (E)
Crosby Corporate Center, Bedford, MA                    (B)           336,000      100%
South Station, Boston, MA                               (B)           148,591      100%
175 Federal Street, Boston, MA                          (B)           203,349      100%        (E)
One Post Office Square, Boston, MA                      (B)           764,129       50%        (D)
Center Plaza, Boston, MA                                (B)           649,359      100%
Rowes Wharf, Boston, MA                                 (B)           344,326       45%        (F)
150 Federal Street, Boston, MA                          (B)           530,279      100%
Polk and Taylor Buildings, Arlington, VA                (B)           890,000        9%        (G)
One Canal Park, Cambridge, MA                         6/10/94         100,300      100%
Westwood Business Centre, Westwood, MA                6/10/94         160,400      100%
Russia Wharf, Boston, MA                              8/10/94         314,596      100%
Westlakes Office Park -
Buildings 1-3 and 5, Berwyn, PA                         (C)           443,592      100%
75-101 Federal Street, Boston, MA                     9/29/95         812,000       51%        (H)
2 Oliver Street - 147 Milk Street, Boston, MA         10/6/95         271,000      100%
Ten Canal Park, Cambridge, MA                        12/21/95         110,000      100%
New England Executive Park,
Burlington, MA                                       11/15/96         817,013      100%
245 First Street, Cambridge, MA                      11/21/96         263,227      100%
Perimeter Center, Atlanta, GA                         2/15/96       3,302,136      100%
1300 North 17th Street, Rosslyn, VA                  10/18/96         372,865      100%
1616 North Fort Myer Drive, Rosslyn, VA              10/18/96         292,826      100%
John Marshall I, McLean, VA                            9/5/96         261,364      100%
E.J. Randolph, McLean, VA                              9/5/96         164,677      100%
Northridge I, Reston/Herndon, VA                       9/5/96         124,319      100%
1333 H Street, N.W., Washington, D.C.                 8/16/96         238,694      100%
AT&T Plaza, Oak Brook, IL                             8/16/96         225,318      100%
Tri-State International, Lincolnshire, IL             8/16/96         548,000      100%
10960 Wilshire Boulevard, Westwood, CA               11/21/96         543,804      100%
Shoreline Technology Park, Mountain View, CA         12/20/96         727,000      100%
Lake Marriott Business Park, Santa Clara, CA         12/20/96         400,000      100%
Presidents Plaza, Chicago, IL                        12/27/96         791,000      100%
                                                                    ----------
                                                                    15,773,026
                                                                    ==========

     Continued

                           BEACON PROPERTIES, L.P.

                            (dollars in thousands)

                                            Rentable      Ownership   Accounting
                                Date        Area In      Interest at    Method
                              Acquired     Square Feet    12/31/96       Notes
                              --------     -----------    --------       -----
Service Entities:
Beacon Construction Company, Inc.             (B)            99%         (I)
Beacon Property Management, L.P.              (B)           100%
Beacon Property Management Corporation        (B)            99%         (I)
Beacon Design Corporation                     (B)            99%         (I)
Beacon Design L.P.                            (B)           100%


(A) Wellesley Building 8 was acquired May 4, 1995. Interests in the remaining Wellesley Buildings were contributed as part of the initial public offering.

(B) Interests in this property or company were contributed or acquired as part of the initial public offering.

(C) Westlakes Buildings 1, 3 and 5 were acquired October 21, 1994, Westlakes Building 2 was acquired July 26, 1995.

(D) The Operating Partnership is a general partner in the joint venture which owns the property and utilizes the equity method of accounting for its investment.

(E) On October 28, 1994, the Operating Partnership acquired the remaining interest in the 175 Federal Street and Wellesley 6 Joint Venture which owned these properties. Prior to the acquisition of the remaining interest, the Operating Partnership used the equity method of accounting for its investments.

(F) The Operating Partnership owns an indirect limited partner interest and utilizes the equity method of accounting for its investment. (See Note 2.)

(G) The Operating Partnership owns a 9% limited partner interest and utilizes the equity method of accounting for its investment.

(H) The Operating Partnership is a shareholder in the corporation (private real estate investment trust) which owns the property, and utilizes the equity method of accounting for its investment.

(I) The Operating Partnership used the cost method of accounting for its investments in these subsidiaries prior to 1995. The Operating Partnership currently uses the equity method of accounting for its investments. (See
     Note 2.)

2.   Summary of Significant Accounting Policies:

     Business

     The Operating Partnership currently has interests in a portfolio of 104 Class A office properties and other commercial properties containing approximately 15.8 million rentable square feet located in Boston, Atlanta, Chicago, Los Angeles, San Francisco and Washington, D.C.

     The Operating Partnership also owns and operates commercial real estate development, acquisition, leasing, design and management businesses. The Operating Partnership currently manages approximately 2.9 million square feet of commercial and office space owned by third parties in various locations, including Boston, Waltham, and Springfield, Massachusetts and Chicago, Illinois.

     Principles of Consolidation

     The accompanying financial statements of the Operating Partnership have been prepared on a consolidated basis which include all the accounts of the Operating Partnership and its subsidiaries. All significant intercompany balances and transactions have been eliminated. The Operating Partnership's consolidated financial statements reflect the properties acquired at their historical basis of accounting to the extent of the acquisition of interests from the Predecessors' owners who continued on as investors. The remaining interests acquired from the Predecessors' owners have been accounted for as a purchase and the excess of the purchase price over the related historical cost basis was allocated to real estate.

     The accompanying financial statements of the Predecessor have been presented on a combined basis which include all the contributed properties and the management, leasing and design entities.

     Real Estate


     Buildings and improvements are recorded at cost and are depreciated on the straight-line and declining balance methods over their estimated useful lives of nineteen to forty years and fifteen to twenty years, respectively. The cost of buildings and improvements includes the purchase price of the property or interests in property, legal fees, acquisition costs and interest, property taxes, capitalized interest, and other costs incurred during the period of construction. The Operating Partnership capitalized interest costs of $1.0 million in 1996, $0.1 million in 1995, and $0 in 1994. In accordance with Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, the Operating Partnership periodically reviews its properties to determine if its carrying costs will be recovered from future operating cash flows. In cases where the Operating Partnership does not expect to recover its carrying costs, the Operating Partnership recognizes an impairment loss. No such losses have been recognized to date.

     Tenant improvements are depreciated over the terms of the related leases. Furniture, fixtures and equipment are depreciated using the straight-line and declining balance methods over their expected useful lives of five to seven years.

     Expenditures for maintenance and repairs are charged to operations as incurred. Significant renovations or betterments which extend the economic useful life of the assets are capitalized.

     Deferred Financing and Leasing Costs

     Deferred financing costs include fees and costs incurred to obtain long-term financings, and are amortized over the terms of the respective loans on a basis which approximates the interest method. Deferred leasing costs incurred in the successful negotiation of leases, including brokerage, legal and other costs, have been deferred and are being amortized on a straight-line basis over the terms of the respective leases.

     Cash and Cash Equivalents

     Cash and cash equivalents consist of highly liquid assets with original maturities of three months or less from the date of purchase. The majority of the Operating Partnership's cash and cash equivalents are held at major commercial banks. The Operating Partnership has not experienced any losses to date on its invested cash. The carrying value of the cash and cash equivalents approximates market.


     Restricted Cash

     Restricted cash consists of cash held in escrow as required by lenders to satisfy real estate taxes and tenant improvement costs.


     Investments in and Advance to Joint Ventures and Corporations

     The Operating Partnership uses the equity method of accounting for its earnings in property joint ventures and corporations which it does not control. Losses in excess of investments are not recorded where the Operating Partnership is a limited partner and has not guaranteed nor intends to provide any future financial support to the respective properties.

     Mortgage Notes Receivable

     Discounts from the principal balance on mortgage loans receivable, net of acquisition costs, are amortized as interest income over the due date of the related loans using the effective yield method, based on management's evaluation of the current facts and circumstances and the ultimate ability to collect the principal balances of such loans.

     Revenue Recognition

     Base rental income is reported on a straight-line basis over the terms of the respective leases. The impact of the straight-line rent adjustment increased revenues for the Operating Partnership by $6.6 million, $3.7 million and $1.9 million and increased its proportionate share of equity in net income of property joint ventures and corporations by $0.1 million, $0.2 million and $0.3 million for the years ended December 31, 1996 and 1995 and the period May 26, 1994 to December 31, 1994, respectively. Management fees are recognized as revenue as they are earned.

     Income Taxes

     Income taxes are not considered in the accompanying financial statements since such taxes, if any, are the responsibility of the partners.

     Interest Rate Protection Agreements

     The Operating Partnership has entered into interest rate protection agreements to reduce the impact of certain changes in interest rates. These agreements are held for purposes other than trading. Amounts paid for the agreements are amortized over the lives of the agreements on a basis which approximates the interest method. Payments under interest rate swap agreements are recognized as adjustments to interest expense when incurred. The Operating Partnership's policy is to write off unamortized amounts paid under interest rate protection agreements, when the related debt is paid off or there is a termination prior to the maturity of the agreements. The Operating Partnership is exposed to credit loss in the event of nonperformance by the other parties to the interest rate protection agreements. However, the Operating Partnership does not anticipate nonperformance by the counterparties.

     Risks and Uncertainties

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

     Reclassifications

     Certain prior year balances have been reclassed to conform with current year presentation.

3.   Accounts Receivable:

                                                           December 31,
                                                           ------------
                                                         1996       1995
                                                      --------    --------

     Tenants                                          $  5,072    $  2,137
     Other                                               4,228       1,006
     Affiliates                                          3,670       3,305
     Allowance for uncollectible amounts                (1,374)       (337)
                                                      --------    --------
                                                      $ 11,596    $  6,111
                                                      ========    ========

4.   Mortgage Notes Receivable:

     The Operating Partnership acquired a fifty percent interest in certain mortgages collateralized by property owned by a joint venture in which the Operating Partnership has an indirect interest. The terms of the notes require interest-only payments at 8.71% quarterly on a principal balance of approximately $63.0 million and are due on April 1, 1999. The term may be extended for up to three years under certain conditions. The Operating Partnership also has an option to purchase from an affiliate other mortgage interests collateralized by the same property.

5.   Investments in and Advance to Joint Ventures and Corporations:

     The following is summarized financial information for the property joint ventures and corporation:

                                               December 31,
                                               ------------
                                           1996         1995
                                         ---------    ---------

Balance sheet:
     Real estate, net                    $ 410,207    $ 419,096
     Other assets                           51,669       55,714
                                         ---------    ---------
                                         $ 461,876    $ 474,810
                                         =========    =========

     Mortgage notes payable              $ 377,754    $ 380,827
     Loans and notes payable                72,136       68,606
     Other liabilities                      13,040       14,072
     Partners' and shareholders' equity
      (deficiency)                          (1,054)      11,305
                                         ---------    ---------
                                         $ 461,876    $ 474,810
                                         =========    =========


                                                                       For the Period      Predecessor
                                     For the           For the          May 26, 1994      For the Period
                                   Year Ended        Year Ended             to           January 1, 1994
                                   December 31,      December 31,       December 31,            to
                                      1996              1995              1994            May 25, 1994
                                   ----------        ----------       --------------     ---------------
Summary of operations:
     Rentals                         $117,283          $91,048              $59,983             $38,386
     Other income                       3,453            3,861                5,717               2,941
     Operating expenses                61,086           49,472               34,688              22,632
     Mortgage interest expense         28,712           23,232               16,261              13,432
     Depreciation and amortization     18,592           14,537               11,427               8,228
                                   ----------        ----------       --------------     ---------------
Net income (loss)                    $ 12,346          $ 7,668              $ 3,324             $(2,965)
                                   ==========        ==========       ==============     ===============


     A reconciliation of interests in property joint ventures and corporation to the underlying net assets is as follows:

                                                                                   December 31,
                                                                    ---------------------------------------
                                                                       1996            1995           1994
                                                                    --------        ---------      --------
Partners' and shareholders' (deficiency) capital, as above           $(1,054)         $11,305      $(51,742)
Deficits of other partners and shareholders                           23,555           13,270        38,459
                                                                    --------        ---------      --------
Operating Partnership's share of equity (deficiency)                  22,501           24,575       (13,283)

Excess of cost of investments over the net book value of
     underlying net assets, net of amortization and accumulated
     amortization of $122, $75 and $28, respectively                   1,310            1,357         1,384
                                                                    --------        ---------      --------

Carrying value of property investments in joint ventures and
     corporation                                                     $23,811          $25,932      $(11,899)
                                                                    ========        =========      ========


     The following is summarized financial information for the service corporations:

                                                   December 31,
                                               -------------------
                                                1996         1995
                                               -------     -------
Balance sheet:
     Equipment, net                            $ 1,806     $   715
     Other assets                               34,155      29,560
                                               -------     -------
                                               $35,961     $30,275
                                               =======     =======
     Other liabilities                          37,360      27,124
     Shareholders' equity (deficiency)          (1,399)      3,151
                                               -------     -------
                                               $35,961     $30,275
                                               =======     =======

                                              For the Year         For the Year      For the Period
                                                  Ended                Ended         May 26, 1994 to
                                               December 31,         December 31,       December 31,
                                                  1996                  1995               1994
                                              ------------          -----------        ------------
Summary of operations:
     Construction income                          $140,903             $108,913             $52,429
     Consulting and management fees                  2,537                7,576               4,848
     Interest and other income                         266                  383                 184
     Construction, consulting and management
      fee costs                                    141,167              110,835              52,388
     General and administrative expense              5,121                4,880               3,564
     Depreciation and amortization                     584                  336                 186
     Minority interest in net income of joint venture   52                  130                  90
     Interest expense to stockholder                    --                  650                  --
                                              ------------          -----------        ------------
Net income (loss)                                 $ (3,218)            $     41             $ 1,233
                                              ============          ===========        ============


A reconciliation of the underlying net assets to the Operating Partnership's carrying value of investments in and advance to service corporations is as follows:


                                                            December 31,
                                                      -----------------------
                                                        1996           1995
                                                      --------       --------
Shareholders' equity, as above                        $ (1,399)      $  3,151
(Deficit) equity of other shareholders                     (29)            11
                                                      --------       --------
Operating Partnership's share of equity                 (1,370)         3,140
Advance                                                  5,000          5,000
                                                      --------       --------
Carrying value of investments in and advance to
  service corporations                                   3,630          8,140

Carrying value of property investments in joint
  ventures and corporation per above                    23,811         25,932
                                                      --------       --------
                                                      $ 27,441       $ 34,072
                                                      ========       ========
Per consolidated balance sheet:
     Investments in and advance to joint
      ventures and corporations                       $ 52,176       $ 58,027
     Investment in joint venture                       (24,735)       (23,955)
                                                      --------       --------
                                                      $ 27,441       $ 34,072
                                                      ========       ========

                                      28

     6.   Mortgage Notes Payable:

     The mortgage notes payable collateralized by the certain properties and assignment of leases, are as follows:

                                                 December 31,
                                            ---------------------
                                               1996        1995
                                            --------     --------
     Mortgage notes with fixed interest at:
     8.00% maturing July 1, 1998            $ 12,970      $13,236
     6.67% maturing November 1, 1998          56,920       57,300
     7.23% maturing February 1, 2003          55,000          -
     7.23% maturing March 1, 2003             60,000          -
     7.08% maturing March 31, 2006           218,000          -
     8.19% maturing January 1, 2007           15,000          -
     8.19% maturing January 1, 2007           13,600          -
     8.38% maturing December 1, 2008          20,722          -
                                            --------      -------
     Total mortgage notes payable           $452,212      $70,536
                                            ========      =======



     The Operating Partnership's restricted cash consists of cash required by these mortgages to be held in escrow for capital expenditures and/or real estate taxes.


     Scheduled maturities of mortgage notes payable are as follows:

     1997            $  2,127
     1998              72,611
     1999               6,602
     2000               7,608
     2001               8,171
     Thereafter       355,093
                     --------

     Total           $452,212
                     ========

     The Operating Partnership determines the fair value of its mortgage notes payable based upon the discounted cash flows at a discount rate that approximates the Operating Partnership's effective borrowing rate. Based on its evaluation, the Operating Partnership has determined that the fair value of its mortgage notes approximates their carrying value.

     In March 1996, the Operating Partnership repaid a debt and recorded an extraordinary item of $2.2 million in connection with the write-off of fees and costs to acquire the debt. The extraordinary item during the period January 1, 1994 through May 25, 1994 represents the gains resulting from the settlement of certain mortgage notes payable. As the prepayments were a condition to transfer the assets to the Operating Partnership, these items were recorded by the Predecessor entity.

7.   Note Payable -- Credit Facility:

     The Operating Partnership presently has a three-year, $300 million revolving credit facility (the "Credit Facility"). The Credit Facility matures in June 1999 and is collateralized by cross-collateralized mortgages and assignment of rents on certain properties.


     Outstanding balances under the Credit Facility bear interest, at the Company's option, at either (i) the higher of (x) Bank of Boston's base interest rate and (y) one-half of one percent (1/2%) above the overnight federal funds effective rate or (ii) the Eurodollar rate plus 175 basis points (1.75%). The Company has an interest rate protection agreement through May 1997 with respect to $135 million of the Credit Facility, which provides for offsetting payments to the Company in the event that 90-day LIBOR exceeds 9.47% per annum. Effective May 1997 through May 1999, the Company has an interest rate protection agreement with respect to $137.5 million of the Credit Facility, which provides for offsetting payments to the Company in the event that 90-day LIBOR exceeds 8.75% per annum. This interest rate protection arrangement may be applied during four quarters of the period May 1997 to May 1999.


     The outstanding balance of the Credit Facility at December 31, 1996 was $153.0 million. The weighted average amount outstanding during the years ended December 31, 1996 and 1995 and the period May 26, 1994 to December 31, 1994 was $42.3 million, $99.7 million and $50.4 million, respectively. The weighted average interest rate on amounts outstanding during the years ended December 31, 1996 and 1995 and the period May 26, 1994 to December 31, 1994 was approximately 7.78%, 8.25% and 7.57%, respectively. The applicable interest rate under the Credit Facility at December 31, 1996 was 8.25%.


     Based upon the Credit Facility's variable interest rate, the Operating Partnership has determined that the fair value of the Credit Facility approximates its carrying value. The Operating Partnership determines the fair value of its interest rate agreement based upon the quoted market prices of similar instruments. Based on this analysis, the Operating Partnership has determined that the fair value of this instrument approximates its carrying value.

     As a result of the substantial modification of the terms of the Credit Facility, the Company recorded an extraordinary item of $1.7 million in connection with the write-off of fees and costs relating to the prior Credit Facility.

8.   Accounts Payable, Accrued Expenses and Other Liabilities:

                                            December 31,
                                         ------------------
                                          1996       1995
                                          ------      -----

Accounts payable and accrued expenses   $29,139     $ 8,088
Deferred revenue and other                4,912       1,164
Affiliates                                1,595       2,952
Other liabilities                           504         647
Security deposits                         5,186       1,167
                                        -------     -------
                                        $41,336     $14,018
                                        =======     =======


9.   Transactions with Affiliates

                                                                                             Predecessor
                                                                                           ----------------
                                              For the Year     For the Year      For the Period         For the Period
                                                 Ended            Ended           May 26, 1994          January 1, 1994
                                              December 31,     December 31,            to                      to
                                                 1996             1995          December 31, 1994         May 25, 1994
                                              ------------     ------------     -----------------      ----------------
Management, rental, design, construction
     fees and  interest income                    $ 9,176          $ 5,640                                      $ 1,809
Construction costs                                  8,352           11,108                 $ 241                     --
Administrative salaries and expenses                   --               --                    --                    469


     In 1995, the Operating Partnership entered into an agreement to lease its home office from a joint venture in which the Operating Partnership has an indirect interest. It previously subleased home office space from another affiliate. Rental expense related to these arrangements was $1.3 million, $0.3 million and $0.1 million for the years ended December 31, 1996 and 1995 and the period May 26, 1994 to December 31, 1994, respectively.

     Future minimum rental payments at December 31, 1996 for the Operating Partnership's home office are $1.3 million for 1997, $1.4 million for 1998 through 2001, and $1.0 million for 2002.


10.  Limited Partners' Capital Interest

     Pursuant to the Operating Partnership Agreement, certain limited partners in the Operating Partnership have the right to redeem all or any portion of their Units for cash from the Operating Partnership or, at the election of the Company, for shares of common stock or cash as selected by the Company. The amount of cash to be paid to the limited partner if the redemption right is exercised and the cash option is selected will be based on the trading price of the Company's common stock at that time.

     Such limited partners' redemption rights are not included in partners' capital. Accordingly, the accompanying consolidated balance sheets have been retroactively reclassified to reflect the limited partners' capital interest in the Operating Partnership, measured at redemption value. This reclassification results in a reduction of partners' equity of $69.7 million and $15.0 million as of December 31, 1996 and 1995, respectively as a result of the increase in the redemption value.


11.  Commitments and Contingencies:

     Pension Plan

     The Operating Partnership participates in a multiemployer defined-benefit pension plan with some of its affiliates. This plan covered substantially all full-time nonunion employees. The Operating Partnership's portion of pension expense for the years ended December 31, 1996 and 1995 and the period May 26, 1994 to December 31, 1994, was $0.2 million, $0.1 million, and $0.1 million, respectively. The Predecessor's comparable allocated portion of pension expense amounted to $0.1 million for the period January 1, 1994 to May 25, 1994.

     401(k) Plan

     The eligible employees of the Operating Partnership participate in a contributory savings plan with some of its affiliates. Under the plan, the Operating Partnership may match contributions made by eligible employees based on a percentage of the employee's salary. Currently, the Operating Partnership matches 25% of contributions up to 3% of such employee's salary (up to $30). The matching amount may be changed from time to time by the Board of Directors of the Company. Expenses under this plan for 1996, 1995 and 1994 were not material.

     Contingencies

     The Operating Partnership is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the final outcome of such matters will not have a material adverse effect on the financial position, results of operations or liquidity of the Operating Partnership.

     Lease

     The South Station property is subject to a ground lease expiring in 2024. The lease provides two 15-year extension options. Under certain conditions, the lessor reserves the right to terminate the lease at the end of the initial term or at the end of the first extension period and pay the lessee an amount based on a formula payment of fair value. The minimum rents in connection with the lease are substantially based on percentage rent until 1997. The Operating Partnership is obligated to provide loans to the lessor under certain conditions subject to a maximum of $0.9 million. As of

     December 31, 1996, no loans were outstanding.

     Environmental

     A former tenant of Crosby Corporate Center has agreed to perform the necessary investigation and cleanup actions regarding remediation of possible contamination, bear all costs associated with such cleanup activities and indemnify the Operating Partnership for any costs or damages it incurs in connection with such contamination. As the owner of the property, however, the Operating Partnership could be held liable for the costs of such activities if the former tenant fails to undertake such actions.

     As a lessee of certain property, the Operating Partnership has received an indemnity from the owner to the extent the Operating Partnership is assessed costs relating to environmental cleanup.

     Site assessments at the New England Executive Park have identified contamination in the groundwater at a monitoring well which flows into an aquifer, which supplies drinking water to the Town of Burlington. The Town of Burlington has allocated funds for, and is in the process of constructing, a groundwater treatment facility at its drinking water supply that draws from the subject aquifer. The Operating Partnership has been advised that such treatment facility has the capacity to treat any contaminants which may be derived from the groundwater passing beneath the New England Executive Park. Although the Town's water treatment facility does not relieve the Operating Partnership of potential liability for the presence of the contaminants, the Operating Partnership does not believe that any such liability would have a material adverse effect on the Operating Partnership.

     Based on site assessments performed at 245 First Street which have identified the presence of oil that slightly exceeds the concentration that requires reporting to the Massachusetts Department of Environmental Protection, an environmental consultant has advised the Operating Partnership that applicable regulatory requirements can be satisfied without the need to perform any remediation at the property. The Operating Partnership could be held liable for costs associated with the contamination that has been identified, although the Operating Partnership does not believe that such costs would have a material adverse effect on the Operating Partnership.

     In connection with the acquisition of the John Marshall land, the sellers have reported the findings of contamination to the Virginia Department of Environmental Quality and have retained an environmental consultant to prepare a remediation plan. Units valued at approximately $1.0 million were escrowed from the purchase price to be released to the seller upon performance of remediation pursuant to a remediation plan approved by the Operating Partnership. The escrow further provides that the Operating Partnership may receive some or all of the remaining escrowed Units upon certain conditions.

     Management does not believe that any costs, if incurred, would have a material adverse effect on the financial condition, annual results of operations, or liquidity of the Operating Partnership.



     Other

     The Operating Partnership has an obligation to pay $17.0 million in connection with the acquisition of real estate upon the achievement of conditions regarding occupancy or rental income levels.


     In connection with the acquisition of the John Marshall I, E.J. Randolph and Northridge I properties, the Operating Partnership has agreed to maintain the non-recourse financing assumed from the sellers for a five year period and not to dispose of the property for a seven year period. If the Operating Partnership should choose not to maintain the non-recourse provisions of the existing or new debt, or sell the properties, within these respective time periods it shall be required to make payments to the sellers of approximately $6.0 million in 1997, reducing ratably to zero through 2003.



12.  Future Minimum Rents:

     Future minimum rentals to be received under noncancelable tenant leases for all fully consolidated properties at December 31, 1996 are due for years ended December 31 as follows:

     1997                             $  188,032
     1998                                175,732
     1999                                170,086
     2000                                143,288
     2001                                113,718
     Thereafter                          370,698
                                      ----------
     Total future minimum rents       $1,161,554
                                      ==========

13.  Geographic Concentration:


     The Operating Partnership owns properties with a total cost at December 31, 1996 as follows:

     Downtown Boston              $  284,574
     Suburban Boston                 279,987
     Suburban Atlanta                343,014
     Suburban Philadelphia            59,018
     Suburban Virginia               178,166
     Downtown Los Angeles            133,307
     Suburban San Francisco          184,207
     Suburban Chicago                175,819
     Downtown Washington              53,438
                                  ----------
                                  $1,691,530
                                  ==========


14.  Pro Forma Results (Unaudited):

     The following unaudited pro forma operating results for the Operating Partnership have been prepared as if capital contributions and property acquisitions during 1995 and 1996 had occurred on January 1, 1995. Unaudited pro forma financial information is presented for informational purposes only and may not be indicative of what the actual results of operations of the Operating Partnership would have been had the events occurred as of January 1, 1995, nor does it purport to represent the results of operations for future periods. Pro forma results have not been presented for 1994 as the Operating Partnership's operations did not commence until May 26, 1994.



                                       For the year ended
                                          December 31,
                                      1996           1995
                                    --------       --------
Revenues                            $299,124       $265,878
Income before extraordinary items     84,619         79,007
Net income                            80,728         79,007
Net income per unit                     1.48           1.45



15.  Discontinued Operations:


     On December 31, 1996, certain assets of the construction company were sold. These assets included fixed assets, general construction contracts in progress, and the receivables and payables related to these contracts. All employees were transferred to the buyer who is expected to complete all outstanding construction work for projects not purchased as part of the sale.


16.  Subsequent Events:

     Declaration of Distribution

     On January 28, 1997, the Operating Partnership declared a quarterly distribution of $25.2 million, payable on February 28, 1997 to partners of record on February 10, 1997.

     REPORT OF INDEPENDENT ACCOUNTANTS ON FINANCIAL STATEMENT SCHEDULES


To the Partners of Beacon Properties L.P.:




Our report on the consolidated financial statements of Beacon Properties L.P. is included on page F-1 of this Form 10. In connection with our audits of such financial statements, we have also audited the related financial statement schedules listed in the Item 15(a) of this Form 10.


In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.



                         /s/ Coopers & Lybrand L.L.P.



Boston, Massachusetts

January 21, 1997

                Schedule III

            BEACON PROPERTIES, L.P.

     REAL ESTATE AND ACCUMULATED DEPRECIATION
              December 31, 1996
            (dollars in thousands)

                                                                              Initial Cost
                                                                 --------------------------------------
                                                                               Buildings
                                                                                  and
     Description                                                 Encumbrances     Land     Improvements
     -----------                                                 ------------     ----     ------------
Commercial Property:
Wellesley Office Park - Buildings 1-8 - Wellesley, MA............  $ 55,000     $  9,110     $   75,829
Crosby Corporate Center - Bedford, MA............................         -(1)       978         10,478
South Station - Boston, MA.......................................         -       21,487
175 Federal St. - Boston, MA.....................................    12,970        1,404         24,505
Center Plaza - Boston, MA........................................    60,000        7,301         65,712
150 Federal St.- Boston, MA......................................    56,920(2)    11,265        101,280
One Canal Park - Cambridge, MA...................................         -(1)       931          8,444
Ten Canal Park - Cambridge, MA...................................         -(1)     1,179         10,609
2 Oliver Street - Boston, MA.....................................         -(1)     1,796         16,166
Westwood Business Centre - Westwood, MA..........................         -(1)     1,159         10,498
Russia Wharf - Boston, MA........................................         -(1)     1,442         12,974
Westlakes Office Park - Buildings 1,2, 3 and 5 - Berwyn, PA......         -(1)     6,335         46,267
Perimeter Center - Atlanta, GA...................................   218,000       46,438        292,305
AT&T Plaza - Oak Brook, IL.......................................         -(1)     3,510         31,587
Tri-State International - Lincolnshire, IL.......................         -(1)     6,222         55,999
1333H Street, N.W. - Washington, D.C.............................         -(1)     5,337         48,033
E.J. Randolph - McLean, VA.......................................    15,000        3,590         19,520
John Marshall I - McLean, VA.....................................    20,722        5,996         27,991
Northridge I - Herndon, VA.......................................    13,600        1,911         19,264
1300 North 17th Street - Rosslyn, VA.............................         -(1)     8,007         46,758
1616 North Fort Myer Drive - Rosslyn, VA.........................         -(1)     6,156         38,651
New England Executive Park  - Burlington, MA.....................         -(1)     7,067         68,259
10960 Wilshire Boulevard - Westwood, CA..........................         -       11,200        122,039
245 First Street - Cambridge, MA.................................         -        4,513         40,616
Shoreline Technology Park - Mountain View, CA....................         -       39,547        101,444
Lake Marriott Business Park - Santa Clara, CA....................         -       12,032         31,128
Presidents Plaza - Chicago, IL...................................         -        7,750         69,752
                                                                  ---------     --------     ----------
                                                                   $452,212     $212,176     $1,417,595
                                                                  =========     ========     ==========

             Schedule III

         BEACON PROPERTIES, L.P.

     REAL ESTATE AND ACCUMULATED DEPRECIATION--(Continued)
             December 31, 1996
             (dollars in thousands)


                                                                           Subsequent              Gross Amount at Which
                                                                         to Acquisition          Carried at Close of Period
                                                                   -------------------------  ----------------------------------
Cost Capitalized
                                                                   Buildings                Buildings
                                                                      and                      and
       Description                                                   Land      Improvements    Land     Improvements     Total
       -----------                                                 -------     ------------   ------    ------------   ---------
Commercial Property:
Wellesley Office Park - Buildings 1-8 - Wellesley, MA............       -       $12,866     $  9,110     $   88,695   $   97,805
Crosby Corporate Center - Bedford, MA............................  $1,505        14,880        2,483         25,358       27,841
South Station - Boston, MA.......................................       -           861          -           22,348       22,348
175 Federal St. - Boston, MA.....................................       -         3,196        1,404         27,701       29,105
Center Plaza - Boston, MA........................................       -         8,810        7,301         74,522       81,823
150 Federal St.- Boston, MA......................................       -         1,326       11,265        102,606      113,871
One Canal Park - Cambridge, MA...................................       -           139          931          8,583        9,514
Ten Canal Park - Cambridge, MA...................................       -           135        1,179         10,744       11,923
2 Oliver Street - Boston, MA.....................................       -         1,376        1,796         17,542       19,338
Westwood Business Centre - Westwood, MA..........................       -           674        1,159         11,172       12,331
Russia Wharf - Boston, MA........................................     177         3,496        1,619         16,470       18,089
Westlakes Office Park - Buildings 1,2, 3 and 5 - Berwyn, PA......       -         6,416        6,335         52,683       59,018
Perimeter Center - Atlanta, GA...................................       -         4,271       46,438        296,576      343,014
AT&T Plaza - Oak Brook, IL.......................................       -            18        3,510         31,605       35,115
Tri-State International - Lincolnshire, IL.......................       -           950        6,222         56,949       63,171
1333H Street, N.W. - Washington, D.C.............................       -            68        5,337         48,101       53,438
E.J. Randolph - McLean, VA.......................................       -            36        3,590         19,556       23,146
John Marshall I - McLean, VA.....................................       -           147        5,996         28,138       34,134
Northridge I - Herndon, VA.......................................       -            41        1,911         19,305       21,216
1300 North 17th Street - Rosslyn, VA.............................       -            11        8,007         46,769       54,776
1616 North Fort Myer Drive - Rosslyn, VA.........................       -            87        6,156         38,738       44,894
New England Executive Park  - Burlington, MA.....................       -            64        7,067         68,323       75,390
10960 Wilshire Boulevard - Westwood, CA..........................       -            68       11,200        122,107      133,307
245 First Street - Cambridge, MA.................................       -            54        4,513         40,670       45,183
Shoreline Technology Park - Mountain View, CA....................       -            49       39,547        101,493      141,040
Lake Marriott Business Park - Santa Clara, CA.....................      -             7       12,032         31,135       43,167
Presidents Plaza - Chicago, IL...................................       -            31        7,750         69,783       77,533
                                                                    ------      -------     --------    -----------   ----------
                                                                    $1,682      $60,077     $213,858     $1,477,672   $1,691,530
                                                                    ======      =======     ========    ===========   ==========

                                 Schedule III

                           BEACON PROPERTIES, L.P.

            REAL ESTATE AND ACCUMULATED DEPRECIATION--(Continued)
                              December 31, 1996
                            (dollars in thousands)

                                                                  Life on Which
                                                                   Depreciation
                                                                   in Latest
                                          Date of                   Income
                                 Accumulated    Construction/        Date

Statements        Description            Depreciation    Renovation      Acquired       is Computed
-----------                                                         ------------  ----------       ----------       -------
Commercial Property:
Wellesley Office Park - Buildings 1-8 - Wellesley, MA............      $33,913     1963-1984        1994/1995          (3)
Crosby Corporate Center - Bedford, MA............................        6,702     1981               5/26/94          (3)
South Station - Boston, MA.......................................       13,434     1988               5/26/94          (3)
175 Federal St. - Boston, MA.....................................        7,258     1977              10/28/94          (3)
Center Plaza - Boston, MA........................................        5,884     1966-1969         12/01/94          (3)
150 Federal St.- Boston, MA......................................        8,961     1988               5/26/94          (3)
One Canal Park - Cambridge, MA...................................          770     1987               6/10/94          (3)
Ten Canal Park - Cambridge, MA...................................          386     1987              12/20/95          (3)
2 Oliver Street - Boston, MA.....................................          783     1982-1988         10/06/95          (3)
Westwood Business Centre - Westwood, MA..........................        1,083     1985               6/10/94          (3)
Russia Wharf - Boston, MA........................................        1,453     1978-1982          8/10/94          (3)
Westlakes Office Park - Buildings 1,2, 3 and 5 - Berwyn, PA......        3,931     1988-1990     7/95 & 10/94          (3)
Perimeter Center - Atlanta, GA...................................        8,822     1970-1989          2/15/96          (3)
AT&T Plaza - Oak Brook, IL.......................................          395     1984               8/16/96          (3)
Tri-State International - Lincolnshire, IL.......................          710     1986               8/16/96          (3)
1333H Street, N.W. - Washington, D.C.............................          601     1984               8/16/96          (3)
E.J. Randolph - McLean, VA.......................................          217     1983               9/05/96          (3)
John Marshall I - McLean, VA.....................................          306     1981               9/05/96          (3)
Northridge I - Herndon, VA.......................................          214     1988               9/05/96          (3)
1300 North 17th Street - Rosslyn, VA.............................          325     1980              10/18/96          (3)
1616 North Fort Myer Drive - Rosslyn, VA.........................          271     1974              10/18/96          (3)
New England Executive Park  - Burlington, MA.....................          291     1970-1985         11/15/96          (3)
10960 Wilshire Boulevard - Westwood, CA..........................          439     1971-1992         11/21/96          (3)
245 First Street - Cambridge, MA.................................          170     1985-1986         11/21/96          (3)
Shoreline Technology Park - Mountain View, CA....................          141     1985-1991         12/20/96          (3)
Lake Marriott Business Park - Santa Clara, CA....................           43     1981              12/20/96          (3)
Presidents Plaza - Chicago, IL...................................           32     1980-1982         12/27/96          (3)
                                                                       -------
                                                                       $97,535
                                                                       =======

(1) These properties are collateral for a Note Payable under the Credit Facility. The outstanding balance under the Note at December 31, 1996 is $153,000.

(2) This property is comprised of two Units. Unit A is collateral for a Note Payable under the Credit Facility. Unit B is collateral for a Mortgage Note Payable in the amount of $56,920.

(3) Buildings and improvements - 19 to 40 years; Personal property - 5 to 10 years; tenant improvements - over the terms of the related leases.

     Depreciation of building and improvements and personal property is calculated over the following estimated useful lives, using straight line and declining balance methods:

     Buildings and improvements - 19 to 40 years
     Tenant Improvements -over the terms of the related leases
     Personal property - 5 to 10 years

     The aggregate cost for federal income tax purposes was approximately $1,390.3 million at December 31, 1996.

     The changes in total real estate assets for the years ended December 31, 1996 and 1995, the period May 26, 1994 to to December 31, 1994 and the period January 1, 1994 to May 25, 1994 are as follows:

                                                           Company                                    Predecessor
                                                           ---------------------------------------   -------------
                                                           May 26, 1994    Jan. 1, 1994
                                                               to             to             1996         1995
                                                           Dec. 31, 1994   May 25, 1994      ----         ----
                                                           -------------   ------------

Balance, beginning of period............................. $  471,142       $400,419         $207,013 *    $81,220
Acquisitions, Construction Costs and Improvements........  1,220,388         70,723          193,406          978
                                                          ----------       --------         --------      -------
Balance, end of period................................... $1,691,530       $471,142         $400,419      $82,198
                                                          ==========       ========         ========      =======

------------------------

* Represents initial acquisition cost of properties in the formation of the Company.

     The changes in accumulated depreciation for the years ended December 31, 1996 and 1995, the period May 26, 1994 to to December 31, 1994 and the period January 1, 1994 to May 25, 1994 are as follows:


                                                            Company                                    Predecessor
                                                            ---------------------------------------   -------------
                                                            May 26, 1994    Jan. 1, 1994
                                                                to             to             1996         1995
                                                            Dec. 31, 1994   May 25, 1994      ----         ----
                                                            -------------   ------------

Balance, beginning of period............................    $66,571          $51,115          $45,044 **   $37,167
Depreciation for period.................................     30,964           15,456            6,071        2,055
                                                            -------          -------          -------      -------
Balance, end of period..................................    $97,535          $66,571          $51,115      $39,222
                                                            =======          =======          =======      =======


---------------------------

** Balance reflects prior accumulated depreciation carried over due to accounting for formation acquisitions as poolings of interests.

\


                                 Schedule IV
                           BEACON PROPERTIES, L.P.

                        MORTGAGE LOANS ON REAL ESTATE
                              December 31, 1996
                            (dollars in thousands)

                                                                                              Principal Amount of
                                    Final    Periodic               Face         Carrying       Loans Subject to
                      Interest   Maturity     Payment     Prior   Amount of      Amount of     Delinquent Principal  Commercial
                        Rate       Date        Term       Liens   Mortgages     Mortgages (1)       or Interest      Property


Rowes Wharf.............8.71%      4/1/99  Interest-only    -      $63,000      $51,491                 -           Boston, MA

(1) The aggregate cost of the Company's mortgage loans for federal income tax purposes $51,491 at December 31, 1996.

Reconciliation of Mortgage Loans on real estate for the year ended December 31:

                                     1996
                                     ----
     Balance at beginning of year..................       $34,778
       Additions during period:
         Acquisition of mortgage loans.............        16,713
       Deductions during period:
         Principal collections.....................            -
                                                           ------
     Balance at end of year........................       $51,491
                                                          =======



ITEM 7 (B): PRO FORMA FINANCIAL INFORMATION AS OF AND FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1997 AND THE YEAR ENDED DECEMBER 31, 1996 for EOP Operating Limited Partnership

                       EOP OPERATING LIMITED PARTNERSHIP
               PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
           AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)


     The accompanying unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1997 reflects the following transactions which all occurred subsequent to September 30, 1997: (a) the acquisition of 35 office properties and one parking facility; (b) the sale of 9.7 million units of partnership interest ("Units") in EOP Operating Limited Partnership (the "Operating Partnership"); (c) draws on the term loan (the "$1.5 billion Credit Facility") to fund acquisitions and repay mortgage indebtedness; (d) the acquisition of a 50% interest in the mortgage note securing the 1325 Avenue of the Americas property acquired in November, 1997; and (e) the merger of Beacon Properties, L.P. ("Beacon") with and into the Operating Partnership on December 19, 1997 (the "Merger").

     The accompanying unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 1997 reflects the following transactions as if they had occurred on January 1, 1997: (a) the acquisition of 46 office properties and seven parking facilities, including an interest in four parking facilities, acquired between January 1, 1997 and December 17, 1997, and the disposition of two office properties; (b) the $180 million private debt offering (the "Private Debt Offering") which occurred on September 3, 1997; (c) the transactions that occurred in connection with the consolidation of the entities which comprise the predecessors ("Equity Office Predecessors") of the Operating Partnership (the "Consolidation") and the initial public offering (the "Offering"), which closed on July 11, 1997, and the decrease in interest expense resulting from the use of the net proceeds for the repayment of mortgage debt; (d) the net change in interest expense from draws on the $1.5 billion Credit Facility used to refinance existing mortgage debt; (e) interest income from the 50% interest in the mortgage note securing the 1325 Avenue of the Americas property; and (f) the Merger.

     The accompanying unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1996 reflects the following transactions as if they had occurred on January 1, 1996: (a) the acquisition of 57 office properties and 14 parking facilities, including an interest in four parking facilities, acquired between January 1, 1996 and December 17, 1997 and the disposition of two office properties; (b) the Private Debt Offering which occurred on September 3, 1997; (c) the Consolidation and the Offering, and the decrease in interest expense resulting from the use of the net proceeds for the repayment of mortgage debt; (d) the net change in interest expense from draws on the $1.5 billion Credit Facility used to refinance existing mortgage debt;
(e) interest income from the 50% interest in the mortgage note securing the 1325 Avenue of the Americas property; and (f) the Merger.

     The accompanying unaudited pro forma condensed combined financial statements have been prepared by management of the Operating Partnership and do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The pro forma condensed combined financial statements should be read in conjunction with the accompanying notes to the pro forma condensed combined financial statements as of and for the nine month period ended September 30, 1997 and the year ended December 31, 1996, included elsewhere herein.

                       EOP OPERATING LIMITED PARTNERSHIP
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1997
                                  (UNAUDITED)
                                (IN THOUSANDS)

                                                             EOP OPERATING
                                                               LIMITED
                                                              PARTNERSHIP
                                                               HISTORICAL  ACQUIRED PROPERTIES     OTHER ACTIVITY
                                                            --------------------------------------------------------------------
ASSETS                                                                              (A)

  Investment in real estate, net                             $5,000,159        $ 1,942,807         $         -
  Cash and cash equivalents                                     132,649         (1,365,916)            1,237,659   (B)
  Rents and other receivables                                    16,190                -                     -
  Escrow deposits and restricted cash                            42,966                -                     -
  Investment in mortgage notes                                      -                  -                  25,150   (C)
  Investments in unconsolidated joint ventures                   93,826             20,000                   -
  Other assets                                                   70,132                -                   4,875   (D)
                                                            --------------------------------------------------------------------
     TOTAL ASSETS                                            $5,355,922        $   596,891         $   1,267,684
                                                            ====================================================================

LIABILITIES AND PARTNERS' CAPITAL

  Mortage debt                                               $1,325,333        $   257,674         $    (233,921)  (E)
  Notes Payable                                                 180,000                -                     -
  Revolving line of credit/term loan                            211,125                -               1,229,065   (F)
  Distribution payable                                           42,964                -                     -
  Other liabilities                                             132,748             30,629                   -
                                                            --------------------------------------------------------------------
     TOTAL LIABILITIES                                        1,892,170            288,303               995,144

Minority interests:
  Partially owned properties                                     28,118                -                     -

Partners' capital                                             3,435,634            308,588               272,540   (G)
                                                            --------------------------------------------------------------------
     TOTAL LIABILITIES AND PARTNERS' CAPITAL                 $5,355,922        $   596,891         $   1,267,684
                                                            ====================================================================



                                                                                                       EOP OPERATING
                                                           BEACON PROPERTIES L.P.      MERGER        LIMITED PARTNERSHIP
                                                           PRE-MERGER PRO FORMA     ADJUSTMENTS          PRO FORMA
                                                           ----------------------------------------------------------------
ASSETS                                                            (H)                   (I)

  Investment in real estate, net                                $2,459,465        $ 1,597,516    (J)      $  10,999,947
  Cash and cash equivalennts                                         9,798             (9,234)   (K)              4,956
  Rents and other receivables                                       85,196                 -                    101,386
  Escrow deposits and restricted cash                                   -                  -                     42,966
  Investment in morttage notes                                          -                  -                     25,150
  Investments in unconsolidated joint ventures                      50,472                 -                    164,298
  Other assets                                                      62,514            (46,203)   (L)             91,318
                                                           ----------------------------------------------------------------
     TOTAL ASSETS                                               $2,667,445        $ 1,542,079             $  11,430,021
                                                           ================================================================

LIABILITIES AND PARTNERS' CAPITAL

  Mortage debt                                                  $  618,698        $    (6,000)   (M)      $   1,961,784
  Notes Payable                                                         -                  -                    180,000
  Revolving line of credit/term loan                               407,017                 -                  1,847,207
  Distribution payable                                                  -                  -                     42,964
  Other liabilities                                                 74,795            (24,051)   (M)            214,121
                                                           ----------------------------------------------------------------
     TOTAL LIABILITIES                                           1,100,510            (30,051)                4,246,076

Minority interests:
  Partially owned properties                                            -                  -                     28,118

Partners' capital                                                1,566,935          1,572,130    (N)          7,155,827
                                                           ----------------------------------------------------------------
     TOTAL LIABILITIES AND PARTNERS' CAPITAL                    $2,667,445        $ 1,542,079             $  11,430,021
                                                           ================================================================

                      EOP OPERATING LIMITED PARTNERSHIP
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                 (UNAUDITED)
                                (IN THOUSANDS)

                                                                           EOP OPERATING
                                                                        LIMITED PARTNERSHIP    1997 ACQUIRED
                                                                             HISTORICAL          PROPERTIES          DISPOSITIONS
                                                                        -------------------   --------------       --------------
                                                                                 (O)                (P)                  (Q)
Revenues:
  Rental                                                                   $    381,108           $ 169,133          $   (2,558)
  Tenant reimbursements                                                          66,855              41,748                 (62)
  Parking                                                                        33,744              15,114                (573)
  Other                                                                           7,600               3,013                 (26)
  Mangement fees                                                                  3,841                 -                   -
  Interest                                                                       10,524                  65                 -
                                                                           ------------           ---------          ----------
  Total revenues                                                                503,672             229,073              (3,219)
                                                                           ------------           ---------          ----------
Expenses:
  Property operating                                                            190,170              87,299              (1,595)
  Interest                                                                      110,419              67,176                 (36)
  Depreciation                                                                   80,166              38,837                 -
  Amortization                                                                    5,884                 -                   (54)
  General and administrative                                                     23,056                 -                   -
                                                                           ------------           ---------          ----------
                                                                                409,695             193,312              (1,685)
                                                                           ------------           ---------          ----------
Income before allocation to minority interests, income from
  investments in unconsolidated joint ventures, gain on sales of real
  estate and extraordinary items                                                 93,977              35,761              (1,534)
Discontinued operations:
  Loss from operations - Construction Company
Minority interests:
   Partially owned propertiees                                                   (1,191)                -                   -
Income from investments in unconsolidated joint ventures                          3,408               1,463                 -
Gain on sales of real estate                                                     12,510                 -               (12,510)
Preferred dividends                                                                 -                   -                   -
                                                                           ------------           ---------          ----------
Income before extraordinary items                                               108,704              37,224             (14,044)
Extraordinary items                                                             (13,204)                -                   275
                                                                           ------------           ---------          ----------
Net income                                                                 $     95,500           $  37,224          $  (13,769)
                                                                           ============           =========          ==========


                                                                                               CONSOLIDATION AND  BEACON PROPERTIES,
                                                                                                   OFFERING        L.P. PRE-MERGER
                                                                          FINANCING ACTIVITY      ADJUSTMENTS         PRO FORMA
                                                                          ------------------   -----------------  ------------------
                                                                                                                          (Z)
Revenues:
  Rental                                                                   $        -             $   8,983   (U)      $  271,273
  Tenant reimbursements                                                             -                   -                  38,164
  Parking                                                                           -                   -                     -
  Other                                                                             -                   -                  11,039
  Mangement fees                                                                    -                   -                   2,445
  Interest                                                                        2,188   (R)           -                   7,153
                                                                           ------------           ---------            ----------
  Total revenues                                                                  2,188               8,983               330,074
                                                                           ------------           ---------            ----------
Expenses:
  Property operating                                                                -                   -                 104,285
  Interest                                                                       12,761   (S)       (25,343)  (V)          53,831
  Depreciation                                                                      -                 1,205   (W)          61,690
  Amortization                                                                    4,141   (T)        (1,699)  (X)             -
  General and administrative                                                        -                 1,800   (Y)          29,717
                                                                           ------------           ---------            ----------
                                                                                 16,902             (24,037)              249,523
                                                                           ------------           ---------            ----------
Income before allocation to minority interests, income from
  investments in unconsolidated joint ventures, gain on sales of real
  estate and extraordinary items                                                (14,714)             33,020                80,551
Discontinued operations:
  Loss from operations - Construction Company                                                                              (2,263)
Minority interests:
   Partially owned propertiees                                                      -                   (42)                  -
Income from investments in unconsolidated joint ventures                            -                   -                   4,602
Gain on sales of real estate                                                        -                   -                     -
Preferred dividends                                                                 -                   -                 (13,470)
                                                                           ------------           ---------            ----------
Income before extraordinary items                                               (14,714)             32,978                69,420
Extraordinary items                                                                 -                   -                     -
                                                                           ------------           ---------            ----------
Net income                                                                 $    (14,714)          $  32,978            $   69,420
                                                                           ============           =========            ==========


                                                                                                  EOP OPERATING
                                                                                                LIMITED PARTNERSHIP
                                                                          MERGER ADJUSTMENTS         PRO FORMA
                                                                          ------------------    --------------------
Revenues:
  Rental                                                                     $   1,412  (AA)      $  829,351
  Tenant reimbursements                                                            -                 146,705
  Parking                                                                          -                  48,285
  Other                                                                            -                  21,626
  Mangement fees                                                                   -                   6,286
  Interest                                                                         -                  19,930
                                                                            ----------           -----------
  Total revenues                                                                 1,412             1,072,183
                                                                            ----------           -----------
Expenses:
  Property operating                                                               -                 380,159
  Interest                                                                         -                 218,808
  Depreciation                                                                   6,759  (AB)         188,657
  Amortization                                                                     514  (AC)           8,786
  General and administrative                                                   (15,000) (AD)          39,573
                                                                            ----------           -----------
                                                                                (7,727)              835,983
                                                                            ----------           -----------
Income before allocation to minority interests, income from
  investments in unconsolidated joint ventures, gain on sales of real
  estate and extraordinary items                                                 9,139               236,200
Discontinued operations:
  Loss from operations - Construction Company                                      -                  (2,263)
Minority interests:
   Partially owned propertiees                                                     -                  (1,233)  (AE)
Income from investments in unconsolidated joint ventures                           -                   9,473
Gain on sales of real estate                                                       -                     -
Preferred dividends                                                                -                 (13,470)
                                                                            ----------           -----------
Income before extraordinary items                                                9,139               228,707
Extraordinary items                                                                -                 (12,929)
                                                                            ----------           -----------
Net income                                                                   $   9,139            $  215,778
                                                                            ==========           ===========
Net income per Unit                                                                               $     0.77   (AF)
                                                                                                 ===========
Weighted Average Units Outstanding                                                                   279,411
                                                                                                 ===========

                      EOP OPERATING LIMITED PARTNERSHIP
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (UNAUDITED)
                                (IN THOUSANDS)

                                                                         EOP OPERATING
                                                                      LIMITED PARTNERSHIP  1996 ACQUIRED 1997 ACQUIRED
                                                                           HISTORICAL        PROPERTIES   PROPERTIES   DISPOSITIONS
                                                                      --------------------- ------------- ------------- ------------
                                                                                 (O)           (P)            (P)            (Q)
Revenues:
  Rental                                                                  $     386,481     $  53,340     $ 239,256     $  (8,303)
  Tenant reimbursements                                                          62,036         9,967        51,795           (88)
  Parking                                                                        27,253        13,518        20,900        (1,462)
  Other                                                                          17,626         1,797         6,176           (99)
  Management fees                                                                 5,120           -             -             -
  Interest                                                                        9,608           -             249            (7)
                                                                          -------------     ---------     ---------     ---------
                                                                                508,124        78,622       318,376        (9,959)
Expenses                                                                  -------------     ---------     ---------     ---------
  Property operating                                                            201,067        30,971       125,661        (5,046)
  Interest                                                                      119,595        24,178       103,290          (956)
  Depreciation                                                                   82,905        13,090        59,205        (1,941)
  Amortization                                                                   13,332           -             -            (346)
  General and administrative                                                     23,145           -             -             -
                                                                          -------------     ---------     ---------     ---------
                                                                                440,044        68,239       288,156        (8,289)
                                                                          -------------     ---------     ---------     ---------
Income before allocation to minority interests, income from
  investments in unconsolidated joint ventures, gain on sales of real
  estate and extraordinary items                                                 68,080        10,383        30,220        (1,670)
Discontinued operations:
  Loss from operations - Construction Company
  Loss on sale - Construction Company
Minority interests:
   Partially owned properties                                                    (2,086)          -             -             -
Income from investments in unconsolidated joint ventures                          2,093           -           3,218 (AF)
Gain on sales of real estate                                                      5,338           -             -             -
Preferred dividends                                                       -------------     ---------     ---------     ---------

Income before extraordinary items                                                73,425        10,383        33,438        (1,670)
Extraordinary items                                                                 -             -             -             -
                                                                          -------------     ---------     ---------     ---------
Net income                                                                $      73,425     $  10,383     $  33,438     $  (1,670)
                                                                          =============     =========     =========     =========


                                                                         FINANCING ACTIVITY     CONSOLIDATION    BEACON PROPERTIES,
                                                                                                  ACTIVITY        L.P.  PRE-MERGER
                                                                                                                     PRO FORMA
                                                                         ------------------     -------------    ------------------
                                                                                                                         (Z)
Revenues:
  Rental                                                                  $         -             $  16,264  (U)     $ 332,309
  Tenant reimbursements                                                             -                   -               46,885
  Parking                                                                           -                   -                  -
  Other                                                                             -                   -               18,026
  Management fees                                                                   -                   -                3,005
  Interest                                                                        2,917  (R)            -                8,376
                                                                          -------------          ----------          ---------
                                                                                  2,917              16,264            408,601
Expenses                                                                  -------------          ----------          ---------
  Property operating                                                                -                   -              132,230
  Interest                                                                       11,606  (S)        (43,041) (V)        73,888
  Depreciation                                                                      -                 7,183  (W)        78,745
  Amortization                                                                    4,387  (T)         (8,591) (X)           -
  General and administrative                                                        -                 2,400  (Y)        27,099
                                                                          -------------          ----------          ---------
                                                                                 15,993             (42,049)           311,962
                                                                          -------------          ----------          ---------
Income before allocation to minority interests, income from
  investments in unconsolidated joint ventures, gain on sales of real
  estate and extraordinary items                                                (13,076)             58,313             96,639
Discontinued operations:
  Loss from operations - Construction Company                                                                           (2,609)
  Loss on sale - Construction Company                                                                                     (249)
Minority interests:
   Partially owned properties                                                       -                   (56)               -
Income from investments in unconsolidated joint ventures                            -                   -                4,539
Gain on sales of real estate                                                        -                   -               16,505
Preferred dividends                                                                                                    (17,960)
                                                                          -------------          ----------          ---------
Income before extraordinary items                                               (13,076)             58,257             96,865
Extraordinary items                                                                 -                   -                  -
                                                                          -------------          ----------          ---------
Net income                                                                $     (13,076)          $  58,257          $  96,865
                                                                          =============          ==========          =========

                                                                                                  EOP OPERATING LIMITED
                                                                              MERGER ADJUSTMENTS  PARTNERSHIP PRO FORMS
                                                                              ------------------  ---------------------
Revenues:
  Rental                                                                         $   3,750  (AA)    $   1,023,097
  Tenant reimbursements                                                                -                  170,595
  Parking                                                                              -                   60,209
  Other                                                                                -                   43,526
  Management fees                                                                      -                    8,125
  Interest                                                                             -                   21,143
                                                                                ----------          -------------
                                                                                     3,750              1,326,695
Expenses                                                                        ----------          -------------
  Property operating                                                                   -                  484,883
  Interest                                                                             -                  288,560
  Depreciation                                                                      12,537  (AB)          251,724
  Amortization                                                                         632  (AC)            9,414
  General and administrative                                                       (20,000) (AD)           32,644
                                                                                ----------          -------------
                                                                                    (6,831)             1,067,225
                                                                                ----------          -------------
Income before allocation to minority interests, income from
  investments in unconsolidated joint ventures, gain on sales of real
  estate and extraordinary items                                                    10,581                259,470
Discontinued operations:
  Loss from operations - Construction Company                                          -                   (2,609)
  Loss on sale - Construction Company                                                  -                     (249)
Minority interests:                                                                                           -
   Partially owned properties                                                          -                   (2,142) (AE)
Income from investments in unconsolidated joint ventures                               -                    9,850
Gain on sales of real estate                                                           -                   21,843
Preferred dividends                                                                    -                  (17,960)
                                                                                ----------          -------------
Income before extraordinary items                                                   10,581                268,203
Extraordinary items                                                                    -                      -
                                                                                ----------          -------------
Net income                                                                       $  10,581          $     268,203
                                                                                ==========          =============
Net income per Unit                                                                                 $        0.97  (AF)
                                                                                                    =============
Weighted average outstanding                                                                              279,411
                                                                                                    =============

                       EOP OPERATING LIMITED PARTNERSHIP
         NOTES TO THE PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

A. To reflect the following acquisitions acquired during the period from October 1, 1997 to December 17, 1997, as previously reported in Equity Office Properties Trust's Current Report on Form 8-K dated October 1, 1997 and the Operating Partnership's Current Report on Form 8-K dated December 17, 1997, respectively:

                                                                                            VALUE OF  UNITS
         PROPERTY               NOTE      PURCHASE COST   CASH PAID    LIABILITIES ASSUMED      ISSUED
-----------------------------------------------------------------------------------------------------------
Prudential Properties           (1)            $289,000      $211,950          $6,000          $71,050
550 South Hope Street           (2)              99,500        99,500              --               --
Acorn Properties                (3)             127,500        98,364          14,749           14,387
10 & 30 South Wacker Drive      (4)             481,301       462,000          19,301               --
One Lafayette Centre            (5)              81,680        51,910           5,330           24,440
Acorn Properties                (6)              17,161        10,659           2,923            3,579
PPM Properties                  (7)              91,940        91,940              --               --
LaSalle Office Plaza            (8)              97,425        97,425              --               --
Stanwix Parking Facility        (9)              17,300        17,300              --               --
Wright Runstad Properties       (10)            640,000       208,867         240,000          191,133
                                ---------------------------------------------------------------------------
                                              1,942,807     1,349,915         288,303          304,589
Investment in Wright
  Runstad Associates
  Limited Partnership           (11)             20,000        16,001              --            3,999
                                ---------------------------------------------------------------------------
Total                                        $1,962,807    $1,365,916        $288,303         $308,588
                                ============================================================================


(1) Acquired on October 1, 1997, and consists of six properties.
(2) Acquired on October 6, 1997.
(3) Acquired on October 7, 1997, and consists of nine properties.
(4) Acquired on October 7, 1997, and consists of two properties.
    The purchase price includes approximately $19.3 million related to a real estate tax liability from closing prorations.
(5) Acquired on October 17, 1997.
(6) Acquired on November 21, 1997, and consists of two properties.
(7) Acquired on November 24, 1997, and consists of three properties.
(8) Acquired on November 25, 1997.
(9) Acquired on November 25, 1997.
(10) Acquired on December 17, 1997, and consists of ten properties.
(11) Acquired on December 17, 1997.

B.   To reflect the following transactions:

     Issuance of 3.0 million Units at $24.50 each which occurred on October      $   73,950
     1, 1997
     Issuance of 6.7 million Units at $30.00 each which occurred on October         200,000
     20, 1997
     Net proceeds from the $1.5 billion Credit Facility to fund acquisitions
       and other activity (see Note F)                                              968,584
     Payment of fees related to the $1.5 billion Credit Facility (see Note D)        (4,875)
                                                                                 ----------
     Net cash proceeds                                                           $1,237,659
                                                                                 ==========

C. To reflect the investment in the mortgage note securing the 1325 Avenue of the Americas property made in November, 1997. The Operating Partnership owns a 50% interest in the mortgage note which bears interest at LIBOR plus 6%.

D. To reflect fees paid by the Operating Partnership pertaining to the $1.5 billion Credit Facility which was obtained in October, 1997. The fees will be amortized to interest expense over the term of the $1.5 billion Credit Facility, which is nine months.

E. To reflect the mortgage debt repaid from draws on the $1.5 billion Credit Facility and to write-off the unamortized mark-to-market adjustments for the following properties recorded at the time of the Consolidation and the Offering based on the outstanding principal balances as of September 30, 1997:

PROPERTY               INTEREST RATE     MATURITY DATE  BALANCE AT 9/30/97
--------------------------------------------------------------------------
1601 Market            LIBOR + 1.25%        June 30, 2001    $ 24,152
1620 L Street              8.00%            Feb. 4, 2000       21,086
9400 NCX               LIBOR + 1.65%        May 10, 2001       14,218
Bank One Center         LIBOR + 1.1%        Mar. 19, 1999      83,500
NationsBank                8.00%            Dec. 1, 2003       18,855
North Central Plaza    LIBOR + 1.75%        Aug. 3, 1999       14,930
San Jacinto            LIBOR + 1.125%       Dec. 13, 1998      18,212
Sterling Plaza         LIBOR + 1.75%        Dec. 8, 1998       15,628
The Quadrant         EURODOLLAR + 2.00%     May 31, 1999       18,000
Union Square         EURODOLLAR + 2.00%     May 31, 1999        6,750
                                                              -------
 Subtotal                                                     235,331

Less: Write-off of unamortized
mark-to-market adjustments for debt
repaid on San Jacinto, NationsBank and
Bank One Center                                                (1,410)
                                                             --------
                                                             $233,921
                                                             ========

F. To record draws on the $1.5 billion Credit Facility for the following transactions:

Draws to fund acquisitions and other activity (see Note B)    $968,584
Draws to repay mortgage debt (see Note E)                      235,331
Draw to fund investment in mortgage note (see Note C)           25,150
                                                            ----------
                                                            $1,229,065
                                                            ==========

G. To reflect the net increase in partners' capital due to the following transactions:


Units issued after September 30, 1997 (see Note B)          $  273,950
Write-off unamortized mark-to-market adjustments
 on mortgage debt repaid with the $1.5 billion
 Credit Facility (see Note E)                                   (1,410)
                                                            ----------
                                                            $  272,540
                                                            ==========

H. Represents Beacon's pre-Merger pro forma balance sheet as of September 30, 1997 which includes certain acquisitions and other adjustments that occurred subsequent to September 30, 1997.

I. Represents adjustments to record the Merger which was accounted for using the purchase method of accounting, based upon the purchase price of approximately $4.3 billion and a market value of $31.30 per Unit of the Operating Partnership, as follows:

      Issuance of 93.9 million Units based on the 1.4063
        exchange rate, in exchange for 66.8 million units of
        partnership interest in Beacon ("Beacon Units")              $2,939,065
      Issuance of $200 million of preferred units to preferred
        unitholders of Beacon                                           200,000
      Assumption of mortgage debt and other liabilities of Beacon     1,100,510
      Adjustment to mortgage debt and other liabilities of
        Beacon's to market value (see Note M)                           (30,051)
      Merger costs (see calculation below)                               93,897
                                                                     -----------
                                                                     $4,303,421
                                                                     ===========


     The following is a calculation of the estimated fees and other expenses related to the Merger:

      Employee termination costs                                     $70,120
      Debt assumption fees                                             2,600
      Transfer taxes                                                   2,200
      Advisory fees                                                    4,500
      Legal and accounting fees                                        4,750
      Other, including printing and filing costs                       9,727
                                                                     -------
                                                                     $93,897
                                                                     =======

J. Represents the increase in Beacon's investment in real estate, net, based upon the Operating Partnership's purchase price as adjusted to reflect the allocation to other tangible assets of Beacon being acquired:

     Purchase price (see Note I)                                   $4,303,421
                                                                   ----------
     Less: Pre-merger pro forma basis of Beacon's net assets
       acquired:
       Rental property, net                                         2,459,465
       Cash and cash equivalents, including $84.7 million
         received in connection with the exercise of options
         related to 3.37 million Beacon Units                          94,461
       Investment in unconsolidated joint ventures                     50,472
       Other assets, less write-off of deferred rents receivable
         of $27.0 million and deferred financing and leasing costs
         of $19.2 million (see Note L)                                101,507
                                                                   ----------
     Subtotal                                                       2,705,905
                                                                   ----------
     Step-up to record fair value of Beacon's investment in real
     estate, net                                                   $1,597,516
                                                                   ==========

K.   To record the net decrease in cash from the following transactions:

       Cash received from the exercise of Beacon options
       (see Note J)                                                 $   84,663
       Transaction costs associated with the Merger (see Note I)       (93,897)
                                                                    ----------
       Net decrease in cash                                         $   (9,234)
                                                                    ==========

L. To eliminate Beacon's deferred rents receivable of $27.0 million which arose from the historical straight-lining of rents, and Beacon's deferred financing and leasing costs of $19.2 million which were not assigned any value in the allocation of the purchase price.

M.   To adjust Beacon's mortgage debt and other liabilities to market value.

N. To reflect the net increase in partners' capital associated with the Merger, as follows:

       Issuance of 93.9 million Units based on the
        1.4063 exchange rate, in exchange for 66.8
        million Beacon Units                                        $2,939,065
       Less: Beacon pro forma partners' capital and
        minority interests                                          (1,366,935)
                                                                    ----------
       Net increase to partners' capital                            $1,572,130
                                                                    ==========

O. Represents the combined historical statements of operations of the Operating Partnership for the period from July 11, 1997 to September 30, 1997 and Equity Office Predecessors for the period from January 1, 1997 to July 10, 1997, for the Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 1997 and the historical statement of operations of Equity Office Predecessors for the Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1996.

P. To reflect the operations and the depreciation expense for (a) the pro forma condensed combined statement of operations for the nine months ended September 30, 1997; for the period from January 1, 1997 through the earlier of the date of acquisition or September 30, 1997, as applicable, for properties acquired in 1997, and (b) the pro forma condensed combined statement of operations for the year ended December 31, 1996; for the period from January 1, 1996 through the date of acquisition for properties acquired in 1996, or December 31, 1996 for the properties acquired in 1997. Interest expense was also adjusted, where applicable, to reflect nine months and a full year, for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively.

                  PROPERTY                       DATE ACQUIRED    NOTE REFERENCE
--------------------------------------------------------------------------------
1601 Market Street                           January 18, 1996            1
Promenade II                                  June 14, 1996              1
Two California Plaza                         August 23, 1996             1
BP Tower                                    September 4, 1996            1
SunTrust Center                             September 18, 1996           1
Reston Town Center                           October 22, 1996            1
One Phoenix Plaza                            December 4, 1996            1
Colonnade I                                  December 4, 1996            1
Boston Harbor Garage                        December 10, 1996            1
Milwaukee Center Parking Garage             December 18, 1996            1
15th & Sansom Streets Garage                December 27, 1996            1
1616 Chancellor Street Garage               December 27, 1996            1
Juniper / Locusts Streets Garage            December 27, 1996            1
1616 Sansom Street Garage                   December 27, 1996            1
1111 Sansom Street Garage                   December 27, 1996            1
177 Broad Street                             January 29, 1997            2
Biltmore Apartments                          January 29, 1997            2
Preston Commons                               March 21, 1997             2
Oakbrook Terrace Tower                        April 16, 1997             2
50 % Interest in Civic Parking, L.L.C.        April 16, 1997             2
One Maritime Plaza                            April 21, 1997             2
Smith Barney Tower                            April 29, 1997             2
201 Mission Street                            April 30, 1997             2
30 N. LaSalle                                 June 13, 1997              2
Adams - Wabash Parking Facility              August 11, 1997             2
Columbus America Properties                 September 3, 1997            2
Prudential Properties                        October 1, 1997             2
550 South Hope Street                        October 6, 1997             2
10 & 30 South Wacker Drive                   October 7, 1997             2
Acorn Properties                             October 7, 1997             2
One Lafayette Centre                         October 17, 1997            2
Acorn Properties                            November 21, 1997            2
PPM Properties                              November 24, 1997            2
LaSalle Office Plaza                        November 25, 1997            2
Stanwix Parking Facility                    November 25, 1997            2
Wright Runstad Properties                   December 17, 1997            2
Wright Runstad Associates Limited
Partnership                                 December 17, 1997            2


Note 1: Included in the Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1996, in the column entitled "1996 Acquired Properties".
Note 2: Included in the Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1996 and for the nine months ended September 30, 1997, in the column entitled "1997 Acquired Properties".

   The depreciation adjustment of $38.8 million in the "1997 Acquired Properties" column in the statement of operations for the nine months ended September 30, 1997, and the depreciation adjustment of $13.1 million in the "1996 Acquired Properties" column and $59.2 million in the "1997 Acquired Properties" column in the statement of operations for the year ended December 31, 1996, are based on the cost to acquire the above listed properties, assuming that 10% of the purchase price is allocated to land and the depreciable lives are 40 years. Depreciation is computed using the straight-line method.

Q. To eliminate the operations of Barton Oaks Plaza II and 8383 Wilshire for the nine months ended September 30, 1997 and the year ended December 31, 1996, which were sold in January and May 1997, respectively.

R. To reflect interest income from the 50% investment in the mortgage note (see Note C).

S. To reflect the additional interest expense on debt obtained in the nine months ended September 30, 1997 on properties acquired before 1997 and to reflect the Private Debt Offering which occurred on September 3, 1997, and paydown of the revolving credit facility for the nine months ended September 30, 1997 and the year ended December 31, 1996, and to reflect the $235.3 million of mortgage indebtedness repaid from draws on the $1.5 billion Credit Facility (see Note E) and the repayment of the revolving credit facility balance.

T. To eliminate the $.7 and $.5 million of amortization expense recorded on the mark-to-market adjustment on debt repaid from draws on the $1.5 billion Credit Facility and to reflect amortization of $4.9 million related to the fees associated with the $1.5 billion Credit Facility (see Note D) for the nine months ended September 30, 1997 and the year ended December 31, 1996.

U. To reflect the adjustment for the straight-line effect of scheduled rent increases, assuming the Consolidation and the Offering closed on January 1, 1997 and 1996, respectively, for the pro forma condensed combined statement of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996.

V. To reflect the net change in interest expense associated with the $15.0 million of mortgage debt on Denver Corporate Center Towers II and III repaid in May 1997 and the $598.4 million repaid with the net proceeds of the Offering and cash held by Equity Office Predecessors.

W. To reflect depreciation expense related to the adjustment to record the net equity value of the investment in real estate for the nine months ended September 30, 1997 and for the year ended December 31, 1996, on a straight-line basis, as follows:

                                       FOR THE NINE MONTHS   FOR THE YEAR ENDED
                                       ENDED SEPTEMBER 30,   DECEMBER 31, 1996
                                       1997
                                       ----------------------------------------
Historical investment in
  real estate before
  accumulated depreciation                  $5,022,946            $5,022,946
Less: Portion allocated to land
  estimated to be 10%                         (502,295)             (502,295)
                                       ----------------------------------------
Depreciable basis                           $4,520,651            $4,520,651
                                       ========================================
Depreciation expense based on an
  estimated useful life of 40 years            $84,762              $113,016
                                       ----------------------------------------
Less: Historical depreciation expense          (80,166)              (82,905)
Pro forma depreciation expense on
  1996 Acquired Properties                           -               (13,090)
Pro forma depreciation expense on
  properties acquired in 1997 prior to
  the Consolidation and the Offering            (3,391)              (11,779)
Depreciation expense on disposed
  properties                                         -                 1,941
                                       ----------------------------------------
Depreciation expense adjustment                 $1,205                $7,183
                                       ========================================

X. To eliminate the $5.9 million and $13.3 million of amortization historically recognized as a result of the write-off of deferred loan costs, lease acquisition costs and organization costs, net of the $4.1 million and $4.4 million amortization of the discount required to record the mortgage debt at fair value recorded in connection with the Consolidation and the Offering, and the $0.1 million and $0.3 million of amortization relating to disposed properties for the nine months ended September 30, 1997 and the year ended December 31, 1996.

Y. To reflect additional general and administrative expenses expected to be incurred as a result of reporting as a public entity as follows:

                                       FOR THE NINE MONTHS   FOR THE YEAR ENDED
                                       ENDED SEPTEMBER 30,   DECEMBER 31, 1996
                                          1997
                                       ----------------------------------------
Trustees and officers insurance                $  375                $  500
Printing and mailing                              375                   500
Trustees and directors fees                       225                   300
Investor relations                                225                   300
Other                                             600                   800
                                       ----------------------------------------
Total                                          $1,800                $2,400
                                       ========================================

Z. Represents Beacon's pre-Merger pro forma statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively, which includes certain acquisitions and other adjustments that occurred subsequent to September 30, 1997.

AA. To reflect the adjustment for the straight-line effect of scheduled rent increases, assuming the Merger closed on January 1, 1997 and January 1, 1996, respectively, for the pro forma condensed combined statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively.

AB. To reflect the depreciation expense related to the adjustment to record the net equity value of the investment in real estate on a straight-line basis and amortization of the mark-to-market adjustment of Beacon's mortgage debt for the nine months ended September 30, 1997 and the year ended December 31, 1996 associated with the Merger, as follows:

                                          FOR THE NINE MONTHS    FOR THE YEAR
                                          ENDED SEPTEMBER 30,    ENDED DECEMBER
                                          1997                   31, 1996
                                          -------------------------------------
Beacon pro forma investment in
  real estate, net (see Note H)                 $2,459,465          $2,459,465
Adjustment to the basis of the
  investment in real estate
  (see Note J)                                   1,597,516           1,597,516
                                          -------------------------------------

Total investment in real estate,
  post-Merger                                    4,056,981           4,056,981
Less: portion allocated to land,
  estimated to be 10%                             (405,698)           (405,698)
                                          -------------------------------------
Pro Forma depreciable basis of
  Beacon's investment in real
  estate, net                                   $3,651,283          $3,651,283
                                          =====================================
Depreciation expense based on an
  estimated useful life of 40 years                $68,462             $91,282
Beacon pro forma depreciation expense
  (see Note H)                                      61,690              78,745
                                          -------------------------------------
Adjustment to depreciation expense                  $6,772             $12,537
                                          =====================================

AC. To reflect amortization of mark-to-market adjustment of Beacon's mortgage debt.

AD. To reflect the anticipated reduction of general and administrative expenses as a result of the Merger.

AE. To reflect the 5% economic interest that the Operating Partnership does not own in Equity Office Properties Management Corp. (the "Management Corp."):


     Historical ownership interest
       in partially owned properties                   $1,191    $2,086
                                                 ----------------------
     Fees from noncombined affiliates                   3,840     5,120
     Less: Management Corp. expenses                    3,000     4,000
                                                 ----------------------
     Estimated Management Corp. net
       income                                             840     1,120
                                                 ----------------------
     Economic interest of 5% in the
       Management Corp.                                    42        56
                                                 ----------------------
     Net income allocated to
       minority interests ownership in
       partially owned properties                      $1,233    $2,142
                                                 ======================

AF. Net income per Unit is based upon 279.4 million Units outstanding upon acquisition of certain properties, issuance of additional Units and the Merger.

                           BEACON PROPERTIES, L.P.
           PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

        The following unaudited pro forma Condensed Consolidated Balance Sheet of Beacon Properties, L.P. (the "Operating Partnership") as of September 30, 1997, is presented as if the Civic Opera Building, 200 West Adams, 101 North Wacker and Lakeside properties were acquired on September 30, 1997.

        The pro forma Condensed Consolidated Statements of Operations for the year ended December 31, 1996 and nine months ended September 30, 1997 are presented as if the acquisition of the Properties acquired from January 1, 1996 to October 20, 1997 (as more fully described below) and 101 North Wacker, the closing of the MetLife Mortgage loan, the Beacon Properties Corporation common stock offerings from January 1996 to April 1997 (as more fully described below) and the Beacon Properties Corporation 8.98% Series A Cumulative Redeemable Preferred Stock Offering at $25.00 per share had occurred as of January 1, 1996.

     In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Condensed Consolidated Balance Sheet and Statement of Operations are not necessarily indicative of what actual results of operations of the Operating Partnership would have been for the period, nor does it purport to represent the Operating Partnership's results of operations for future periods.

Acquisitions included in pro forma:

                                               Rentable      Year Built/      Date of
Property Name                                   Sq Ft        Renovated      Acquisition
-------------                                  --------      -----------    -----------
1996 Acquisitions
---------------------------------------------------------------------------------------
Perimeter Center, Atlanta, GA                  3,302,000      1970-1989     02/15/96
---------------------------------------------------------------------------------------
New York Life Portfolio,
Chicago, IL and Washington, D.C.               1,012,000      1984-1986     08/16/96
---------------------------------------------------------------------------------------
Fairfax County Portfolio,
McLean, VA and Herndon, VA                      550,000       1981-1988     09/05/96
---------------------------------------------------------------------------------------
Rosslyn Virginia Portfolio, Rosslyn, VA         666,000      1974-1980      10/18/96
---------------------------------------------------------------------------------------
New England Executive Park, Burlington, MA      817,000      1970-1985      11/15/96
---------------------------------------------------------------------------------------
245 First Street, Cambridge, MA                 263,000      1985-1986      11/21/96
---------------------------------------------------------------------------------------
10960 Wilshire Boulevard, Westwood, CA          544,000      1971-1992      11/21/96
---------------------------------------------------------------------------------------
Shoreline Technology Park, Mountain View, CA    727,000      1985-1991      12/20/96
---------------------------------------------------------------------------------------
Lake Marriott Business Park, Santa Clara, CA    400,000           1981      12/20/96
---------------------------------------------------------------------------------------
Presidents Plaza, Chicago, IL                   791,000      1980-1982      12/27/96
---------------------------------------------------------------------------------------


                                                  Purchase Price (in thousands)
                                              -------------------------------------
Seller                                        Cash     Debt     O.P.Units    Total
-----                                         ----     ----     ---------    -----
1996 Acquisitions
--------------------------------------------------------------------------------
Metropolitan Life Insurance Company          $322,200            $ 13,800   $336,000
--------------------------------------------------------------------------------
New York Life Insurance Company              $150,000                       $150,000
--------------------------------------------------------------------------------
Greensboro Associates, John Marshall Associates
Limited Partnership and Woodland-Northridge I
Limited Partnership                                    $ 55,400  $ 21,600   $ 77,000
--------------------------------------------------------------------------------
LaSalle Fund II                              $ 99,050                       $ 99,050
--------------------------------------------------------------------------------
New England Executive Park Limited
Partnership, et al                           $ 75,000                       $ 75,000
--------------------------------------------------------------------------------
Riverview Building Combined Limited Partnership
                                             $ 45,000                       $ 45,000
--------------------------------------------------------------------------------
10960 Property Corporation                   $133,000                       $133,000
--------------------------------------------------------------------------------
Teachers Insurance and Annuity Association (TIAA)
                                             $139,080                       $139,080
--------------------------------------------------------------------------------
Teachers Insurance and Annuity Association (TIAA)
                                             $ 43,920                       $ 43,920
--------------------------------------------------------------------------------
Metropolitan Life Insurance Company          $ 38,000            $ 39,000   $ 77,000
--------------------------------------------------------------------------------




                                              Rentable       Year Built/        Date of
Seller                                        Sq. Ft.         Renovated       Acquisition
-----                                        ----------     -------------   ----------------
1997 Acquisitions
--------------------------------------------------------------------------------------------
10880 Wilshire Boulevard, Westwood, CA         531,000             1970     4/23/97
--------------------------------------------------------------------------------------------
Centerpointe I and II, Fairfax, VA             409,000        1988-1990     4/30/97
--------------------------------------------------------------------------------------------
Westbrook Corporate Center, Westchester, IL  1,106,000        1985-1996     5/23/97
--------------------------------------------------------------------------------------------
175 Wyman Street, Waltham, MA                    (1)             (1)        5/13/97
--------------------------------------------------------------------------------------------
225 Franklin Street, Boston, MA                929,545             1966     6/4/97
--------------------------------------------------------------------------------------------
Sunnyvale Business Center, Sunnyvale, CA       175,000             1990     7/1/97
--------------------------------------------------------------------------------------------
Riverside, Newton, MA                            (2)             (2)        8/21/97
--------------------------------------------------------------------------------------------
150 California,  San Francisco, CA               (3)             (3)        9/25/97
--------------------------------------------------------------------------------------------
Media Center , Los Angeles, CA                   (4)             (4)        9/29/97
--------------------------------------------------------------------------------------------
Civic Opera Building, Chicago, IL              824,000             1994     10/1/97
--------------------------------------------------------------------------------------------
200 West Adams, Chicago, IL                    677,000             1985     10/8/97
--------------------------------------------------------------------------------------------

Lakeside, Atlanta, GA                          391,000        1972-1978     10/20/97
---------------------------------------------------------------------------------------
101 North Wacker, Chicago, IL                  575,000             1980     Pending




                                                  Purchase Price (in thousands)
                                              -------------------------------------
Seller                                        Cash     Debt     O.P.Units    Total
-----                                         ----     ----     ---------    -----
1997 Acquisitions
---------------------------------------------------------------------------------------
10880 Property Corporation                   $ 99,800                       $ 99,800
---------------------------------------------------------------------------------------
Joshua Realty Corporation                    $ 25,000 $ 30,000              $ 55,000
---------------------------------------------------------------------------------------
Westbrook Corporate Center Associates,
Westbrook Corporate Center IV Associates Limited
Partnership and Westbrook Corporate
Center V Associates Limited Partnership      $ 42,700 $106,000  $ 33,400    $182,100
---------------------------------------------------------------------------------------
Hewlett-Packard Company                      $ 24,000                       $ 24,000
---------------------------------------------------------------------------------------
Hexalon Real Estate, Inc.                    $280,000                       $280,000
---------------------------------------------------------------------------------------
O.M. Sunnyvale Associates, L.P.              $ 33,800                       $ 33,800
---------------------------------------------------------------------------------------
Cabot, Cabot & Forbes of New England, Inc.   $ 32,500                       $ 32,500
---------------------------------------------------------------------------------------
CalProp, Inc.                                $ 10,600                       $ 10,600
---------------------------------------------------------------------------------------
City of Burbank, Ishverbhai Patel,
Patel Charitable Remainder Unitrust
and Burbank Holdings, Inc.                   $ 18,850                       $ 18,850
---------------------------------------------------------------------------------------
Windy Point LLC and Range Line LLC           $ 21,136 $ 31,773  $  6,701    $ 59,610
---------------------------------------------------------------------------------------
Adams Family LLC                             $ 72,175                       $ 72,175
---------------------------------------------------------------------------------------
Mutual Life Insurance Company of New York    $ 38,000                       $ 38,000
---------------------------------------------------------------------------------------
Dai-lchi and Metropolitan Life Insurance Co. $ 58,965                       $ 58,965
---------------------------------------------------------------------------------------

(1) 175 Wyman Street consists of a vacant 335,000 square for office/research and development complex and 26.7 acres of land suitable for development. The Operating partnership plans to redevelop the property into 400,000 square feet of class A office space.

(2) The Riverside investment consists of a mortgage loan receivable from Riverside Project LLC in the amount of $26,000 which bears interest at 9% and is due upon sale along with 50% of any excess sale proceeds. In addition, loans bearing interest at 7% in the amount of $3,250 each are due from Beacon Property Management Corporation and Beacon Design Corporation, the proceeds of which were used by these entities to capitalize Riverside Project LLC.

(3) 150 California land consists of a parcel of land on which the Operating Partnership plans to develop a 207,000 square foot class A office property.

(4) Media Center consists of a parcel of land on which the Operating Partnership plans to develop a 585,000 square feet of class A office space.


Common and Preferred Stock Offerings included in pro forma:

                                                Price Per           Gross             Net
Year       Month        Shares        Type        Share            Proceeds         Proceeds
----       -----        ------        ----      ---------          --------         --------
                                  (in thousands)
1996       March       7,036,000     Common       $26.25          $184,695         $173,800
1996      August       5,750,000     Common        25.75           148,063          139,400
1996     November     13,723,000     Common        30.75           421,982          398,900
1996     December      1,132,400     Common        33.465           37,896           37,800
1997       April       7,000,000     Common        32.125          224,875          212,722
1997       June        8,000,000     Preferred     25.00           200,000          193,350

                           BEACON PROPERTIES, L.P.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              September 30, 1997
                                 (Unaudited)

                                                                             Pro Forma Adjustments
                                                       -----------------------------------------------------------
                                                     Beacon
                                                     Properties,
                                                     L.P.             Civic Opera     200 West                      101 North
                                                     Historical        Building         Adams         Lakeside       Wacker
                                                     ----------        --------         -----         --------       ------
                                                                            (dollars in thousands)
     ASSETS
Real estate, net                                     $2,230,715      $  59,610       $  72,175       $  38,000      $  58,965
Deferred financing and leasing costs, net                19,179
Cash and cash equivalents                                36,609        (20,136)         (6,675)
Mortgages and notes receivable                           85,196
Other assets                                             48,783         (1,000)           (500)         (1,000)        (2,948)
Investments in and advance
     to joint ventures and corporations                  50,472
                                                    -----------      -----------     ----------      -----------    ---------
     Total assets                                    $2,470,954      $  38,474       $  65,000       $  37,000      $  56,017
                                                    ===========      ===========     ==========      ===========    =========

     LIABILITIES AND PARTNERS' CAPITAL

Mortgage notes payable                              $   586,925      $  31,773 (A)
Note payable, Credit Facility                           249,000                      $  65,000       $  37,000      $  56,017
Other liabilities                                        50,743
Investment in joint venture                              24,052
                                                    -----------      -----------     ----------      -----------    ---------
     Total liabilities                                  910,720         31,773          65,000          37,000      $  56,017

Limited partners' capital interest at
redemption value                                        336,422          6,701 (B)
Partners' capital                                     1,223,812
                                                    -----------      -----------     ----------      -----------    ---------

     Total liabilities and partners' capital        $ 2,470,954      $  38,474       $  65,000       $  37,000      $  56,017
                                                    ===========      ===========     ==========      ===========    ==========



                                                      Pro Forma Adjustments
                                               -----------------------------------
                                                            Pro Forma
                                              Pro Forma          Consolidated
                                              ---------          ------------
                                                      (dollars in thousands)
     ASSETS
Real estate, net                                                  $ 2,459,465
Deferred financing and leasing costs, net                              19,179
Cash and cash equivalents                                               9,798
Mortgages and notes receivable                                         85,196
Other assets                                                           43,335
Investments in and advance
     to joint ventures and corporations                                50,472
                                           -------------          -----------
     Total assets                                                 $ 2,667,445
                                           =============          ===========

     LIABILITIES AND PARTNERS' CAPITAL

Mortgage notes payable                                            $   618,698
Note payable, Credit Facility                                         407,017
Other liabilities                                                      50,743
Investment in joint venture                                            24,052
                                            -------------         ------------
     Total liabilities                                              1,100,510

Limited partners' capital interest at
redemption value                             $       480(C)           343,603
Partners' capital                                   (480)           1,223,332
                                           -------------          ------------

     Total liabilities and partners' capital                      $ 2,667,445
                                           =============          ============

(A) The mortgage debt has an interest rate of 7.37% and requires monthly principal and interest payments based on a 25 year amortization schedule. The mortgage matures March 15, 2000 but maybe extended until March 15, 2003 based on compliance with certain covenant requirements.

(B) The seller of Civic Opera Building was issued $6,701 of Operating Partnership Units consisting of 156,756 units valued at $42.745 each.

(C) Pro forma adjustment required to adjust the issuance of 156,756 units (See (B)) to September 30, 1997 redemption value of $45.8125 per Unit. The $45.8125 value per Unit is based on the closing price of Beacon Properties Corporation's common stock on September 30, 1997.

                           BEACON PROPERTIES, L.P.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1996
                                 (Unaudited)


                                    Beacon                                                October &
                                    Properties,                     New York Life         November
                                    L.P.            Perimeter       and Fairfax Va.        1996
                                    Historical      Center (A)      Portfolios (B)     Acquisitions (G)
                                    -----------     ----------     --------------     ----------------
                                    (dollars in thousands except per unit amounts and units outstanding)


Revenue:
     Rental income                    $147,825           $6,420              19,098             38,886
     Management fees                     3,005
     Recoveries from tenants            16,719              304               3,788              3,674
     Mortgage interest income            4,970
     Other income                       11,272              208                 845              3,012
                                  ------------      -----------     ---------------    ---------------

     Total revenue                     183,791            6,932              23,731             45,572
                                  ------------      -----------     ---------------    ---------------

Expenses:
     Property expenses                 37,211             1,562               4,875             11,716
     Real estate taxes                 18,124               591               1,708              3,991
     General and administrative        19,331               378                 812              1,700
     Mortgage interest expense         30,300             1,895 (C)           2,954 (F)
     Interest - amortization of
       financing costs                  2,084                15 (D)
     Depreciation and amortization     33,184             1,196 (E)           4,374 (E)          9,105 (E)
                                  ------------      -----------     ---------------    ---------------

     Total expenses                   140,234             5,637              14,723             26,512
                                 ------------       -----------     ---------------    ---------------

Income from operations                43,557              1,295               9,008             19,060

Equity in net income of joint
 ventures and corporation              4,989
                                 ------------       -----------     ---------------    ---------------

Income from continuing operations     48,546              1,295               9,008             19,060
Discontinued operations:
Loss from operations - Construction
  Company                             (2,609)
Loss on sale - Construction Company     (249)
Gain on sale - Westlakes Office Park
                                 ------------       -----------     ---------------    ---------------

Income before extraordinary items     45,688              1,295               9,008             19,060

Series A Preferred distributions
                                 ------------       -----------     ---------------    ---------------

Net income available for units
     before extraordinary items      $45,688             $1,295              $9,008            $19,060
                                ============        ===========     ===============    ===============


Units Outstanding (Excluding Preferred Units)
Net income per unit


(1)    Includes Depreciation and amortization of $4,033

(1)    Includes Depreciation and amortization of $4,033



                                                                            Properties
                                                      December               Acquired             Westlakes
                                                      1996                     as of              Office Park
                                                      Acquisitions (H)   September 30, 1997 (I)    Sale (K)
                                                      ----------------   ----------------------    --------
                                                     (dollars in thousands except per unit amounts and units outstanding)

Revenue:
     Rental income                                          26,858             69,302               ($8,422)
     Management fees
     Recoveries from tenants                                 6,099              8,203                (1,020)
     Mortgage interest income
     Other income                                              470              2,783                (1,293)
                                                         ---------         ----------              --------

     Total revenue                                          33,427             80,288               (10,735)
                                                         ---------         ----------              --------

Expenses:
     Property expenses                                       4,509             14,299                (2,588)
     Real estate taxes                                       5,036              8,700                  (626)
     General and administrative                              1,250              2,011                  (471)
     Mortgage interest expense                                                 10,380 (J)
     Interest - amortization of financing costs
     Depreciation and amortization                           6,555 (E)         19,927 (E)            (2,458)
                                                         ---------         ----------              --------

     Total expenses                                         17,350             55,317                (6,143)
                                                         ---------         ----------              --------

Income from operations                                      16,077             24,971                (4,592)

Equity in net income of joint ventures and corporation
                                                         ---------         ----------              --------

Income from continuing operations                           16,077             24,971                (4,592)

Discontinued operations:
Loss from operations - Construction Company
Loss on sale - Construction Company
Gain on sale - Westlakes Office Park                                           16,505

Income before extraordinary items                           16,077             24,971                11,913
                                                         ---------         ----------              --------

Series A Preferred distributions


Net income available for units
     before extraordinary items                            $16,077            $24,971               $11,913
                                                         =========         ==========              ========

Units Outstanding (Excluding Preferred Units)
Net income per unit

                                                        Properties
                                                        Acquired or to
                                                        be Aquired After           Pro Forma           Pro Forma
                                                        September 30, 1997 (L)     Adjustments        Consolidated
                                                        ----------------------     -----------        ------------
                                                      (dollars in thousands except per unit amounts and units outstanding)
Revenue:
     Rental income                                       $32,342                                       $332,309
     Management fees                                       3,005
     Recoveries from tenants                               9,118                     46,885
     Mortgage interest income                              3,406 (M)                                      8,376
     Other income                                            729                     18,026
                                                       ---------                  ---------            ---------

     Total revenue                                        42,189                      3,406             408,601
                                                       ---------                  ---------            --------

Expenses:                                                 12,792                     84,375
     Property expenses                                    10,330                     47,854
     Real estate taxes                                     2,087                     27,099
     General and administrative                           26,261 (N)                                     71,789
     Mortgage interest expense
     Interest - amortization of financing costs                                       2,099
     Depreciation and amortization                         6,863 (E)                                     78,745
                                                       ---------                  ---------            --------

     Total expenses                                       32,072                     26,261             311,962
                                                       ---------                  ---------            --------

Income from operations                                    10,117                    (22,855)             96,640

Equity in net income of joint ventures and corporation
                                                                                       (450)(O)           4,539(1)
                                                       ---------                  ---------            --------

Income from continuing operations                         10,117                    (23,305)            101,178
Discontinued operations:
Loss from operations - Construction Company                                                              (2,609)
Loss on sale - Construction Company                                                                        (249)
Gain on sale - Westlakes Office Park                                                                     16,505
                                                       ---------                  ---------            --------
Income before extraordinary items                         10,117                    (23,305)            114,825


Series A Preferred distributions                                                    (17,960)(P)         (17,960)
                                                       ---------                  ---------            --------
Net income available for units
     before extraordinary items                          $10,117                  ($41,265)             $96,865
                                                       =========                  ========             ========

Units Outstanding (Excluding Preferred Units)                                                        63,156,724
Net income per unit                                                                                       $1.53

(1)    Includes Depreciation and amortization of $4,033

See accompanying notes to pro forma condensed consolidated statement of operations.

                            BEACON PROPERTIES, L.P.
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1996
                                  (Unaudited)



(A) Results of operations of Perimeter Center for the period ended February 14, 1996.

     Rental income- historical                                   $6,128
     Pro forma straight-line rent adjustment                        292
                                                              ---------

     Pro forma rental income                                     $6,420
                                                              =========

(B) Results of operations of the Fairfax County Portfolio and the New York Life Portfolio for the periods ended September 4, 1996 and August 15, 1996, respectively.

                                              Fairfax         New York
                                              County            Life
                                              Portfolio       Portfolio          Total
                                              --------------------------------------------
Revenue:
     Rental income-historical                    $7,284          $11,048         $18,332
     Pro forma straight-line rent adjustment        377              389             766
                                              ------------------------------------------
     Pro forma rental income                      7,661           11,437          19,098
     Management fees
     Recoveries from tenants                        541            3,247           3,788
     Mortgage interest income
     Other income                                    72              773             845
                                              ------------------------------------------

     Total revenue                                8,274           15,457          23,731
                                              ------------------------------------------

Expenses:
     Property expenses                            1,581            3,294           4,875
     Real estate taxes                              363            1,345           1,708
     General and administrative                      80              732             812
     Mortgage interest expense (F)                2,954                            2,954
     Interest - amortization of financing costs
     Depreciation and amortization (E)            1,568            2,806           4,374
                                              ------------------------------------------

     Total expenses                               6,546            8,177          14,723
                                              ------------------------------------------

Income from operations                           $1,728           $7,280          $9,008
                                              ==========================================

(C) Net interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate for the period ended prior to March 15, 1996.

(D) Amortization of the costs of obtaining the permanent financing at $1.2 million over 10 years.

                           BEACON PROPERTIES, L.P.
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS



     For the Year Ended December 31, 1996
     (Unaudited)



(E) Detail of depreciation expense by property is presented as follows:


                                            Basis        Life     Depreciation
                                            -----        ----     ------------
     Perimeter Center                       $287,130     30 yrs     $1,196
                                                                   =======

     Fairfax County Portfolio                 69,300     30 yrs     $1,568
     The New York Life Portfolio             135,000     30 yrs      2,806
                                                                   -------

                                                                    $4,374
                                                                   =======

     October & November 1996 Acquisitions:
     ------------------------------------
     Rosslyn, Virginia Portfolio              89,145     30 yrs     $2,353
     New England Executive Park               67,500     30 yrs      1,969
     245 First Street                         40,500     30 yrs      1,209
     10960 Wilshire Boulevard                119,700     30 yrs      3,574
                                                                   -------

                                                                    $9,105
                                                                   =======

     December 1996 Acquisitions:
     --------------------------
     Lake Marriott Business Park              31,110     30 yrs     $1,008
     Shoreline Technology Park               100,650     30 yrs      3,263
     Presidents Plaza                         69,250     30 yrs      2,284
                                                                   -------

                                                                    $6,555
                                                                   =======

     1997 acquisitions as of September 30, 1997
     ------------------------------------------
     10880 Wilshire Boulevard                102,000     30 yrs     $3,400
     Centerpointe                             49,500     30 yrs      1,650
     Westbrook Corporate Center              163,890     30 yrs      5,463
     225 Franklin Street                     252,000     30 yrs      8,400
     Sunnyvale Business Center                30,420     30 yrs      1,014
                                                                   -------

                                                                   $19,927
                                                                   =======

     Properties acquired or to be acquired
     -------------------------------------
     after September 30, 1997:
     ------------------------
     Civic Opera Building                    53,649     30 yrs     1,789
     200 West Adams                          64,958     30 yrs     2,165
     Lakeside                                34,200     30 yrs     1,140
     101 North Wacker                        53,069     30 yrs     1,769
                                                                 -------

                                                                  $6,863
                                                                 =======

(F) Fairfax County Portfolio interest expense on debt assumed for period prior to acquisition:

                                    Principal       Rate      Expense
                                    ---------       ----      -------
     John Marshall                   $ 21,068       8.38%     $ 1,197

     EJ Randolph (1)                   18,016       7.78%         951

     Northridge                        16,306       7.28%         806
                                     --------                 -------

                                     $ 55,390                 $ 2,954
                                     ========                 =======

     (1) Paid off by Credit Facility proceeds at closing.

                           BEACON PROPERTIES, L.P.
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTOF OPERATIONS
               For the Year Ended December 31, 1996 (Unaudited)

(G) Results of operations of the Rosslyn, Virginia Portfolio, New England Executive Park, 245 First Street and 10960 Wilshire Boulevard for the period prior acquisition.


                                                 Rosslyn      New England                        10960
                                                 Virginia     Executive                        Wilshire
                                                 Portfolio       Park        245 First St.       Blvd.       Total
                                                 ----------------------------------------------------------------------
Revenue:
     Rental income- historical                   $11,639      $11,766          $4,552          $9,650       $37,607
     Pro forma straight-line rent adjustment         361          283             510             124         1,278
                                                 ----------------------------------------------------------------------
     Pro forma rental income                      12,000       12,049           5,062           9,774        38,885
     Management fees
     Recoveries from tenants                         528        1,113           1,776             257         3,674
     Mortgage interest income
     Other income                                 $1,066                          533           1,413         3,012
                                                 ----------------------------------------------------------------------

     Total revenue                                13,594       13,162           7,371          11,444        45,571
                                                 ----------------------------------------------------------------------

Expenses:
     Property expenses                             2,612        4,958           1,020           3,126        11,716
     Real estate taxes                               747        1,421             913             910         3,991
     General and administrative                      576          471              81             572         1,700
     Mortgage interest expense
     Interest - amortization of financing costs
     Depreciation and amortization (E)             2,353        1,969           1,209           3,574         9,105
                                                 ----------------------------------------------------------------------

     Total expenses                                6,287        8,819           3,223           8,183        26,512
                                                 ----------------------------------------------------------------------

Income from operations                             7,308        4,342           4,148           3,261        19,059
                                                 ======================================================================


(H) Results of operations of Lake Marriott Business Park, Shoreline Technology Park and Presidents Plaza for the period prior to acquisition.

                                                 Shoreline     Lake Marriott
                                                 Technology        Business       Presidents
                                                 Park             Park            Plaza           Total
                                                 -----------------------------------------------------------
Revenue:
     Rental income-historical                    $12,941         $3,824          $9,244          26,009
     Pro forma straight-line rent adjustment                        237             611             848
                                                 -------------------------------------------------------------
     Pro forma rental income                      12,941          4,061           9,855          26,857

     Management fees

     Recoveries from tenants                       1,068          996           4,035           6,099
     Mortgage interest income
     Other income                                                                 470             470
     -------------------------------------------------------------------------------------------------

     Total revenue                                14,010        5,057          14,359          33,426
     -------------------------------------------------------------------------------------------------

Expenses:
     Property expenses                               106          718           3,685           4,509
     Real estate taxes                             1,069          395           3,572           5,036
     General and administrative                       71            8           1,171           1,250
     Mortgage interest expense
     Interest - amortization of financing costs
     Depreciation and amortization (E)             3,263        1,008           2,284           6,555
     ------------------------------------------------------------------------------------------------

     Total expenses                                4,509        2,129          10,712          17,350

     ------------------------------------------------------------------------------------------------

Income from operations                             9,501        2,928           3,647          16,076
     ================================================================================================

                           BEACON PROPERTIES, L.P.
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1996
                                 (Unaudited)

(I) Results of operations of 10880 Wilshire Boulevard, Centerpointe, Westbrook Corporate Center, 225 Franklin Street and Sunnyvale Business Center for the year 1996.

                                                       10880                    Westbrook      225        Sunnyvale
                                                       Wilshire                  Corporate    Franklin      Business
                                                       Boulevard  Centerpointe      Center      Street        Center     Total
                                                       ---------------------------------------------------------------------------
Revenue:
     Rental income-historical                          $8,687        $7,293        $21,029      $24,172       $3,209   $64,390
     Pro forma straight-line rent adjustment              399           300          2,778        1,435                  4,912
     -----------------------------------------------------------------------------------------------------------------------------
     Pro forma rental income                            9,086         7,593          23,807       25,607        3,209    69,302

     Management fees
     Recoveries from tenants                              80           578          1,806        5,527          212     8,203








     Mortgage interest income
     Other income                                       1,306            99         136        1,230           12     2,783
     -----------------------------------------------------------------------------------------------------------------------------

     Total revenue                                      10,472         8,270        25,749       32,364        3,433    80,288
     -----------------------------------------------------------------------------------------------------------------------------

Expenses:
     Property expenses                                     3,066         1,740       4,400        5,093                 14,299
     Real estate taxes                                     1,043           497       3,113        3,846          201     8,700
     General and administrative                              720           180         208          844           59     2,011
     Mortgage interest expense (J)                                       1,914       8,466                              10,380
     Interest - amortization of financing costs
     Depreciation and amortization (E)                     3,400         1,650       5,463         8,400       1,014    19,927
     -----------------------------------------------------------------------------------------------------------------------------

     Total expenses                                        8,229         5,981      21,650        18,183        1,274   55,317
     -----------------------------------------------------------------------------------------------------------------------------

Income from operations                                    $2,243        $2,289      $4,099       $14,181       $2,159  $24,971
     =============================================================================================================================

(J) Interest expense in mortgage debt assumed:

     Centerpointe - historical 1996 expense.

     Westbrook Corporate Center - based on a principal balance of $106,000 with interest at 8%.

(K) Historical results of operations of Westlakes Office Park

(L) Results of operations of Civic Opera Building, 200 West Adams, Lakeside and 101 North Wacker for the year 1996.

                                                       Civic        200                  101
                                                       Building     Adams    Lakeside    Wacker       Total
                                                       ----------------------------------------------------------
Revenue:
     Rental income-historical                          $10,358       $10,467     $4,408    $6,426      $31,659
     Pro forma straight-line rent adjustment               69            (68)       105       577          683
                                                       -------------------------------------------------------
     Pro forma rental income                           10,427         10,399      4,513     7,003       32,342

     Management fees
     Recoveries from tenants                            1,545         2,647        241     4,685        9,118


     Mortgage interest income
     Other income                                        551               67         36        75          729
                                                 --------------------------------------------------------------

     Total revenue                                    12,523           13,113      4,790    11,763       42,189
                                                 --------------------------------------------------------------

Expenses:
     Property expenses                                 6,070            2,393      1,795     2,534       12,792
     Real estate taxes                                 1,990            3,539        358     4,443       10,330
     General and administrative                          937              339        462       349        2,087
     Mortgage interest expense (J)
     Interest - amortization of financing costs
     Depreciation and amortization (E)                 1,789            2,165      1,140     1,769        6,863
                                                 --------------------------------------------------------------

     Total expenses                                   10,786            8,436      3,755     9,095       32,072
                                                 --------------------------------------------------------------

Income from operations                              $  1,738          $ 4,677     $1,035    $2,668      $10,118

                                                 ==============================================================

                           BEACON PROPERTIES, L.P.
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1996
                                 (Unaudited)


(M)  Interest income related to the acquisition of the Rowes Wharf mortgage               $   611
     Interest income on Riverside notes receivable:
     Interest income - note receivable from Riverside Project LLC ($26,000 * 9%)            2,340
     Interest income - note receivable from Beacon Design Corp. ($3,250 * 7%)                 228
     Interest income - note receivable from Beacon Property Management Corp.
     ($3,250 * 7%)                                                                            228
                                                                                         --------
     Total
                                                                                            2,795
                                                                                         --------
     Grand total
                                                                                         $  3,406
                                                                                         ========

(N) Credit facility interest expense:

     Credit Facility balance per pro forma balance sheet                                $407,017
     Less Credit Facility balances relating to development projects in which the associated interest expense would be capitalized:





     Development projects owned or underdevelopment as of September 30, 1997:
     Crosby Phase II                                                    (6,350)
     175 Wyman Street                                                  (24,840)

     150 California                                                    (10,640)
     Media Center                                                      (19,030)
                                                                  -------------
     Adjusted pro forma Credit Facility balance                        346,157

     Average Credit Facility rate through December 31, 1996               7.78%
                                                                  -------------

     Pro Forma Credit Facility interest expense full year               26,931
     Less historical  1996  Credit Facility interest expense             3,294
                                                                  -------------

     Pro Forma Credit Facility adjustment                               23,637
                                                                  -------------


     Mortgage Interest:
     Pro forma mortgage interest on Centerpointe full year based on principal
     balance of $30,000 with interest at 7.32%                           2,196
     Less: Historical 1996 interest expense                              1,914
                                                                  -------------
                                                                           282
                                                                  -------------


     Mortgage Interest:
     Pro forma mortgage interest on Civic Opera Building full year based on
     principal balance of $31,773 with interest at 7.37%                 2,342
                                                                  -------------

     Grand total                                                       $26,261
                                                                  =============

(0) Adjustment to equity in net income of corporations as a result of Riverside notes:
     Beacon Design Corp. note payable ($3,250 * 7%)                      ($228)
     Beacon Property Management Corp. note payable ($3,250 * 7%)          (228)
                                                                  -------------
     Total interest expense adjustment                                    (455)
     Operating Partnership ownership % of entities                       98.99%
                                                                  -------------
     Adjustment to equity in net income of corporations                  ($450)
                                                                  =============

(P) Series A preferred units based on 8,000,000 units with a $25.00 per unit redemption price at 8.98%.


                           BEACON PROPERTIES, L.P.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Nine months ended September 30, 1997
                                 (Unaudited)

                                                           Beacon             Properties
                                                           Properties,           Acquired           Westlakes
                                                           L.P.                as of              Office Park
                                                           Historical     September 30, 1997(A)      Sale (B)
                                                           -----------    ---------------------      --------
                                                  (dollars in thousands except per unit amounts and units outstanding)
Revenue:
     Rental income                                            $218,544         $30,761            (3,087)
     Management fees                                             2,445
     Recoveries from tenants                                    29,376           3,066              (408)
     Mortgage interest income                                    5,320
     Other income                                               10,350             276              (405)
                                                           -----------     -------------    --------------

     Total revenue                                             266,035          34,102            (3,900)
                                                           -----------     -------------    --------------

Expenses:
     Property expenses                                          51,169           5,943              (878)
     Real estate taxes                                          27,960           3,821              (237)
     General and administrative                                 27,920             548              (283)
     Mortgage interest expense                                  36,313           4,065
     Interest - amortization of financing costs                                                    1,131
     Depreciation and amortization                              50,756           7,858 (D)        (2,071)
                                                           -----------     -------------    --------------

     Total expenses                                            195,249          22,236            (3,469)
                                                           ------------    -------------    --------------

Income from operations                                          70,786          11,867              (431)

Equity in net income of joint ventures and corporations          4,940
                                                           -----------     -------------    --------------

Income from continuing operations                               75,726          11,867              (431)
Discontinued operations:
Loss from operations - Construction Company                     (2,263)
                                                           -----------     -------------    --------------

Income before extraordinary items                               73,463          11,867              (431)

Series A Preferred distributions                                                                  (5,388)
                                                           -----------     -------------    --------------

Net income available for units
     before extraordinary items                                $68,075         $11,867              (431)
                                                           ===========     ============     ==============

Units Outstanding  ( Excluding Preferred Units )
Net income per unit



----------------

(1)    Includes Depreciation and amortization of $3,086

                    Properties
                    Acquired or to be
                    Acquired After            Pro Forma          Pro Forma
                    September 30, 1997(C)    Adjustments       Consolidated
                    ---------------------    -----------       ------------
     (dollars in thousands except per unit amounts and units outstanding)


Revenue:
     Rental income                     $25,055       $271,273
     Management fees                     2,445
     Recoveries from tenants             6,131         38,164
     Mortgage interest income            1,833 (E)      7,153
     Other income                          818         11,039
                                       -------       --------     ----------

     Total revenue                      32,003          1,833        330,074
                                       -------       --------     ----------

Expenses:
     Property expenses                   8,369         64,602
     Real estate taxes                   8,139         39,683
     General and administrative          1,532         29,717
     Mortgage interest expense          12,322 (F)     52,700
     Interest - amortization of
       financing costs                   1,131
     Depreciation and amortization       5,147 (D)     61,690
                                       -------       --------     ----------

     Total expenses                     23,186         12,322        249,523
                                       -------       --------     ----------

Income from operations                   8,817        (10,488)        80,551

Equity in net income of joint ventures and corporations
                                          (338) (G)     4,602 (1)

(1)     Includes Depreciation and amortization of $3,086




                                                  --------------     --------------    ---------------
Income from continuing operations                         8,817             (10,826)            85,153
Discontinued operations:
Loss from operations - Construction Company                                  (2,263)
                                                  --------------     --------------    ---------------

Income before extraordinary items                         8,817             (10,826)            82,890

Series A Preferred distributions                                             (8,082)(H)        (13,470)
                                                  --------------     --------------    ---------------

Net income available for units
     before extraordinary items                          $8,817            ($18,908)           $69,420
                                                  ==============     ==============    ===============


Units Outstanding  ( Excluding Preferred Units )                                            63,156,724
Net income per unit                                                                              $1.10


See accompanying notes to pro forma condensed consolidated statement of operations.

     16
                           BEACON PROPERTIES, L.P.
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Nine Months Ended September 30, 1997
                                 (Unaudited)


(A) Results of operations of 10880 Wilshire Boulevard, Centerpointe, Westbrook Corporate Center, 225 Franklin Street and Sunnyvale Business Center for the period prior to the date of acquisition.

                                                    10880                      Westbrook      225     Sunnyvale
                                                    Wilshire                   Corporate     Franklin   Business
                                                    Boulevard   Centerpointe    Center       Street     Center       Total
                                                    ---------------------------------------------------------------------------
Revenue:
     Rental income - historical                     $4,078         $2,411       $9,961       $11,512     $1,610     $29,572
     Pro forma straight - line rent adjustment         660             99          464           (34)                 1,189
                                                ---------------------------------------------------------------------------
     Pro forma rental income                         4,738          2,510       10,425        11,478      1,610      30,761
     Management fees
     Recoveries from tenants                            38            191          475         2,260        102       3,066
     Mortgage interest income
     Other income                                       80             33            2           154          7         276
                                                ---------------------------------------------------------------------------

     Total revenue                                   4,856          2,734       10,902        13,892      1,719      34,103
                                                ---------------------------------------------------------------------------

Expenses:
     Property expenses                               1,274            575        1,941         2,153                  5,943
     Real estate taxes                                 360            164        1,617         1,578        102       3,821
     General and administrative                         30             60           27           344         87         548
     Mortgage interest expense                                        726        3,339                                4,065
     Interest - amortization of financing costs
     Depreciation and amortization (E)               1,058            545        2,155         3,593        507       7,858
                                                ---------------------------------------------------------------------------

     Total expenses                                  2,722          2,070        9,079         7,668        696      22,235
                                                ---------------------------------------------------------------------------

Income from operations                              $2,134           $664       $1,823        $6,224     $1,023     $11,867


  ============================================================================

(B) The results of operations for Westlakes Office Park for the period January 1, 1997 to May 7, 1997.

(C) Results of operations of Civic Opera Building, 200 West Adams, Lakeside and 101 North Wacker for the nine months ended September 30, 1997.


                                                            Civic         200                   101
                                                            Opera        West                  North
                                                           Building      Adams    Lakeside     Wacker   Total
                                                           ----------------------------------------------------
Revenue:
     Rental income-historical                               $7,405       $8,315     $3,522    $5,333   $24,575
     Pro forma straight-line rent adjustment                    88          (51)        29       415       481
                                                            --------------------------------------------------
     Pro forma rental income                                 7,493        8,264      3,551     5,748    25,056

     Management fees
     Recoveries from tenants                                   856        1,746        218     3,311     6,131
     Mortgage interest income
     Other income                                              219           57         32       510       818
                                                            --------------------------------------------------
     Total revenue                                           8,568       10,067      3,801     9,569    32,005
                                                            --------------------------------------------------

Expenses:
     Property expenses                                       3,309        1,733      1,440     1,887     8,369
     Real estate taxes                                       1,574        2,957        278     3,330     8,139
     General and administrative                                671          222        378       261     1,532
     Mortgage interest expense
     Interest - amortization of financing costs
     Depreciation and amortization (E)                       1,341        1,624        855     1,327     5,147
                                                            --------------------------------------------------

     Total expenses                                          6,895        6,536      2,951     6,805    23,187
                                                            --------------------------------------------------

Income from operations                                      $1,673       $3,531       $850    $2,764    $8,818
                                                            ==================================================


                           BEACON PROPERTIES, L.P.
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Nine Months Ended September 30, 1997
                                 (Unaudited)


(D) Detail of depreciation expense by property is presented as follows:


                                                         Basis       Life     Depreciation
                                                         -----       ----     ------------
     1997 acquisitions as of September 30, 1997
     ------------------------------------------
     10880 Wilshire Boulevard                          $102,000     30 yrs      $1,058
     Centerpointe                                        49,500     30 yrs         545
     Westbrook Corporate Center                         163,890     30 yrs       2,155
     225 Franklin Street                                252,000     30 yrs       3,593
     Sunnyvale Business Center                           30,420     30 yrs         507
                                                                              ---------
                                                                                $7,858
                                                                              =========


     Properties acquired or to be acquired
     -------------------------------------
     after September 30, 1997:
     ------------------------
     Civic Opera Building                               $53,649     30 yrs     $1,341
     200 West Adams                                      64,958     30 yrs      1,624
     Lakeside                                            34,200     30 yrs        855
     101 North Wacker                                    53,069     30 yrs      1,327
                                                                               ------
                                                                               $5,147
                                                                               ======


     (E)   Interest income on Riverside notes receivable:
     Interest income - note receivable from Riverside Project LLC ($26,000*9%)            $   1,744
     Interest income - note receivable from Beacon Design Corp. ($3,250*7%)                     171
     Interest income - note receivable from Beacon Property Management Corp.($ 3,250*7)         171
                                                                                          ---------
     Total                                                                                $   2,096
     Less: Historical 1997 Interest Income                                                     (263)
                                                                                          ---------
                                                                                          $   1,833
                                                                                          =========
     (F)   Credit facility interest expense:
     Credit Facility balance per pro forma balance sheet                                  $ 407,017
     Less Credit Facility balances relating to development projects in which the associated interest expense would be capitalized:

     Development projects owned or underdevelopment as of September 30, 1997:
     Crosby Phase II                                                                         (6,350)
     175 Wyman Street                                                                       (24,840)

     150 California                                                                         (10,640)
     Media Center                                                                           (19,030)
                                                                                          ---------

     Adjusted pro forma Credit Facility balance                                             346,157

     Average Credit Facility rate through September 30, 1997                                   7.21%
                                                                                          ---------

     Pro Forma Credit Facility interest expense full year                                    24,958
                                                                                                 75%
                                                                                          ---------
     Pro Forma Credit Facility interest expense 3/4 year                                     18,718
                                                                                          ---------

     Less historical 1997 Credit Facility interest expense              (8,153)
                                                                   ------------

     Pro Forma Credit Facility adjustment                               10,565
                                                                   ------------

     Mortgage Interest:
     Pro forma mortgage interest on Civic Opera Building 3/4 year based on
     principal balance of $31,773 with interest at 7.37%                 1,757
                                                                   ------------

     Grand total                                                       $12,322
                                                                   ============

(G) Adjustment to equity in net income of corporations as a result of Riverside notes:
     Beacon Design Corp. note payable ($3,250*7%)                    ($171)
     Beacon Property Management Corp. note payable ($3,250*7%)        (171)
                                                                   -------
     Total interest expense adjustment                                (342)
     Operating Partnership ownership % of entities                   98.99%
                                                                   -------
     Adjustment to equity in net income of corporations              ($338)
                                                                   =======
g
     (H) Series A preferred units based on 8,000,000 units with a $25.00 per unit redemption price at 8.98%.

     18